Santa Barbara Group of Mutual Funds, Inc.

1270 Hillcrest Avenue

Pasadena, California 91106

July 18, 2011

Dear Shareholder:

The attached Prospectus/Proxy Statement discusses a proposal to be voted on by the shareholders of The Montecito Fund (the “Acquired Fund”), a series of the Santa Barbara Group of Mutual Funds, Inc. (the “Santa Barbara Funds”), a Maryland corporation.  As a shareholder of the Acquired Fund, you are being asked to approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to the terms of which the Acquired Fund would be merged with and into the Two Oaks Diversified Growth and Income Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), which is a newly created series of the Northern Lights Funds Trust II (“NLFT II”), a Delaware statutory trust.  The Acquired Fund and the Acquiring Fund possess identical investment strategies and are managed by the same portfolio manager. The investment objective of the Acquiring Fund, however, is described slightly differently to better reflect the strategies pursued by the Acquiring Fund.

You are being asked to review the Prospectus/Proxy Statement and to cast your vote on the proposal to merge the Acquired Fund into the Acquiring Fund. If the Plan of Reorganization is approved, the Acquired Fund's existing investment adviser, Hillcrest Wells Advisors, LLC, will be replaced by Two Oaks Investment Management, LLC.   The portfolio manager of the Acquired Fund, Blake Todd, will remain the same and the Acquiring Fund will have a substantially identical investment program as the Acquired Fund. The Board of Trustees of the Santa Barbara Funds (the “Santa Barbara Board”), on behalf of the Acquired Fund, unanimously recommends that you vote “FOR” the Plan of Reorganization.

If approved by shareholders, this is how the proposed reorganization will work:

➢

The Acquired Fund will transfer its assets to the Acquiring Fund.

➢

In return, the Acquiring Fund will issue new shares to the Acquired Fund, which then will be distributed to you in an amount equal in number and value to your Acquired Fund shares. You will receive Class A shares of the Acquiring Fund. The Acquiring Fund will also assume any outstanding liabilities of the Acquired Fund at the time of the proposed reorganization.

➢

You will not incur any sales loads or similar transaction costs as a result of the proposed reorganization.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of the Santa Barbara Funds may be voted only in person or by written proxy.

If you have any questions, please call us at 1-800-723-8637 and we will be glad to assist you.

Sincerely,

/s/ Richard J. Capalbo

Richard J. Capalbo

President

Santa Barbara Group of Mutual Funds, Inc.

Q.  WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

A.  This document is a combined proxy statement for the Acquired Fund and a prospectus for the Acquiring Fund. This Prospectus/Proxy Statement contains information the Acquired Fund shareholders should know before voting on the proposed reorganization of the Acquired Fund into the Acquiring Fund. It should be retained for future reference.

Q.  WHAT IS THE PROPOSED REORGANIZATION?

A.  The Santa Barbara Group of Mutual Funds, Inc.  (the “Santa Barbara Funds”), on behalf of the Acquired Fund, has entered into an Agreement and Plan of Reorganization (the “Plan of Reorganization”) with the Northern Lights Fund Trust II (“NLFT II”), on behalf of the Acquiring Fund. Under the Plan of Reorganization, the Acquired Fund would be merged with and into the Acquiring Fund, a mutual fund to be managed by Two Oaks Investment Management, LLC (“Two Oaks Management”). Blake Todd, the current portfolio manager of the Acquired Fund will continue in that role with Two Oaks Management in connection with the Acquiring Fund.  The Acquiring Fund will have principal investment strategies substantially identical to those of the Acquired Fund, although the investment objective of the Acquiring Fund is described slightly differently to better reflect the strategies pursued by the Funds. The Board of Directors of the Santa Barbara Funds (the “Santa Barbara Board”) has approved the Plan of Reorganization. You, as a shareholder of the Acquired Fund, are now being asked to approve the Plan of Reorganization. If approved, and if certain other conditions are met, Acquired Fund shares will be exchanged for Acquiring Fund shares. In approving the Plan of Reorganization, you are also approving Two Oaks Management as the Acquiring Fund’s investment adviser.

Q.  WHY IS THE REORGANIZATION BEING PROPOSED?

A.  The primary reason for the proposed reorganization is to provide for the ongoing management of the Acquired Fund. Due to various business reasons, Hillcrest Wells Advisors, LLC (“Hillcrest”) previously informed the Santa Barbara Board that it would no longer continue to manage the Acquired Fund.  The current portfolio manager of the Acquired Fund, Blake Todd, informed the Santa Barbara Board that he was interested in continuing to manage the Acquired Fund. The Santa Barbara Board reviewed other options, including liquidation and the possibility of other managers, and determined that the proposed reorganization would be preferable to liquidation.

Q.  HOW WILL THIS AFFECT ME AS AN ACQUIRED FUND SHAREHOLDER?

A.

You will become a shareholder of the Acquiring Fund.  Two Oaks Management will replace Hillcrest as the Acquired Fund's investment adviser.  However, the current portfolio manager of the Acquired Fund, Blake Todd, will continue in that capacity with Two Oaks Management.  As a shareholder of Class A shares of the Acquired Fund, you will receive Class A shares of the Acquiring Fund.  There will be no sales charges or redemption fees applied in connection with the proposed reorganization. Net fees of the Acquiring Fund are contractually limited to be no more than the Acquired Fund’s fees through May 27, 2013. However, the fees of the Acquiring Fund absent these waivers and reimbursements would be higher than those of the Acquired Fund. The Acquiring Fund shares that you receive will have a total net asset value equal to the total net asset value of the Acquired Fund shares you held as of the closing date of the proposed reorganization.

Q.  WILL THE PROPOSED REORGANIZATION RESULT IN ANY TAXES?

A.

We expect that neither the Acquired Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the proposed reorganization of the Acquired Fund into the Acquiring Fund.

Q.

HOW DOES THE SANTA BARBARA BOARD RECOMMEND THAT I VOTE?

A.

The Santa Barbara Board unanimously recommends that you vote “FOR” the proposed reorganization of the Acquired Fund into the Acquiring Fund. In making this determination, the Santa Barbara Board considered, among other factors, that the current portfolio manager of the Acquired Fund, Blake Todd, would continue to manage the Acquiring Fund using a substantially identical investment approach, and that the total expenses for the Acquiring Fund would not exceed the Acquired Fund’s current expenses for a period of two years following the Reorganization.

Q.  WHO IS PAYING THE COSTS OF THE PROPOSED REORGANIZATION?

A.

Two Oaks Management will pay the costs associated with the proposed reorganization of the Acquired Fund into the Acquiring Fund. The Funds themselves will not bear any of these costs.

Q.  HOW DO I CONTACT YOU?

A.

If you have any questions about the proposal or the proxy card, or to learn more about Two Oaks Management and the Acquiring Fund, please call us, toll-free, at 1-800-723-8637.

PLEASE VOTE.

      YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

SANTA BARBARA GROUP OF MUTUAL FUNDS

The Montecito Fund

1270 Hillcrest Avenue

Pasadena, California 91106

---------------------------

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on July 29, 2011

---------------------------

A Special Meeting (“Meeting”) of shareholders of The Montecito Fund (the “Acquired Fund”) will be held at the offices of the transfer agent of the Acquired Fund, Gemini Fund Services, LLC 450 Wireless Blvd., Hauppauge, NY  11788 on July 29, 2011, at 10:00 a.m. Eastern Time, for the following purposes:

PROPOSAL 1: To approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”), between the Santa Barbara Group of Mutual Funds, Inc. (the “Santa Barbara Funds”), on behalf of The Montecito Fund (the “Acquired Fund”), and the Northern Lights Fund Trust II (“NLFT II”), on behalf of its newly created series, the Two Oaks Diversified Growth and Income Fund (the “Acquiring Fund”), and the transactions contemplated thereby, including (a) the transfer of all the assets of the Acquired Fund to, and the assumption of all the liabilities of the Acquired Fund by, the Acquiring Fund in exchange solely for shares of the Acquired Fund; and (b) the distribution of those Acquiring Fund shares pro rata to shareholders of the Acquired Fund; and

PROPOSAL 2: To transact such other business as may properly come before the Meeting and any adjournment thereof.

The proposal is discussed in greater detail in the attached Prospectus/Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of the Acquired Fund at the close of business on May 31, 2011. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy card or by attending the Meeting and voting in person.

By order of the Board of Directors,

/s/ Richard J. Capalbo

Secretary

Santa Barbara Group of Mutual Funds, Inc.

Pasadena, California

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return the card in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. To vote in this manner, you will need the “control” number that appears on your proxy card. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of the Trust may be voted only in person or by written proxy. In addition to the solicitation of proxies by mail, you may receive a call from a representative of the Santa Barbara Funds or from NLFT II if the Acquired Fund does not receive your vote.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Meeting.

SANTA BARBARA FUNDS

PROSPECTUS/PROXY STATEMENT

Dated July 18, 2011

THE MONTECITO FUND

Santa Barbara Group of Mutual Funds, Inc.

1270 Hillcrest Avenue

Pasadena, California 91106

Telephone 1-800-723-8637

To reorganize into:

TWO OAKS DIVERSIFIED GROWTH AND INCOME FUND

(a series of Northern Lights Fund Trust II)

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha NE 68137

Telephone 1-800-723-8637

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Santa Barbara Group of Mutual Funds, Inc.  (the “Santa Barbara Funds”), on behalf of The Montecito Fund (the “Acquired Fund”), in connection with a Special Meeting of its shareholders to be held at the offices of the transfer agent of the Acquired Fund, Gemini Fund Services, LLC, at 450 Wireless Blvd., Hauppauge, NY 11788 on July 29, 2011 at 10 a.m. Eastern Time (the “Meeting”).  At the Meeting, shareholders will be asked to approve the Agreement and Plan of Reorganization (the “Plan of Reorganization”), between the Santa Barbara Funds, on behalf of the Acquired Fund, and the Northern Lights Fund Trust II (“NLFT II”), on behalf of its newly created series, the Two Oaks Diversified Growth and Income Fund (the “Acquiring Fund”), and the transactions contemplated thereby, including: (a) the transfer of all assets of the Acquired Fund to, and the assumption of all liabilities of the Acquired Fund by, the Acquiring Fund in exchange solely for shares of the Acquiring Fund; and (b) the distribution of shares of the Acquiring Fund pro rata to shareholders of the Acquired Fund (the “Proposed Reorganization”). A form of the Plan of Reorganization is attached as Appendix A.

The Acquiring Fund and the Acquired Fund are series of open-end management investment companies. In approving the Plan of Reorganization, the Board of Directors of the Santa Barbara Funds (the “Santa Barbara Board”) considered, among other things, (1) the terms and conditions of the Plan of Reorganization; (2) the best interests of the shareholders of the Acquired Fund; (3) that the Acquired Fund shareholder interests would not be diluted as a result of the Proposed Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Proposed Reorganization); (4) the expected federal income tax consequences of the Proposed Reorganization (the Proposed Reorganization is structured to qualify as a tax-free exchange); (5) the costs of the Proposed Reorganization are to be borne by Two Oaks Investment Management, LLC (“Two Oaks Management”) and not by either the Acquired Fund or the Acquiring Fund; and (6) the performance history and continuing portfolio management of the portfolio manager of the Acquired Fund, Blake Todd, who will continue in that same capacity with Two Oaks Management.

This Prospectus/Proxy Statement constitutes the proxy statement of the Acquired Fund for the Meeting and the prospectus for the shares of the Acquiring Fund that are currently being registered with the Securities and Exchange Commission (“SEC”) and are to be issued by the Acquiring Fund in connection with the Proposed Reorganization.

If approved by the Acquired Fund shareholders, the Proposed Reorganization will be effected by the transfer of all the assets of the Acquired Fund in exchange solely for Class A shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Acquired Fund.  On the day of the Proposed Reorganization, each Acquired Fund shareholder will receive shares of the Acquiring Fund with the same total net asset value as their Acquired Fund shares.

This Prospectus/Proxy Statement sets forth certain information that a shareholder of the Acquired Fund should know before voting on the Plan of Reorganization and should be retained for future reference.  A Statement of Additional Information dated July 18, 2011 relating to this Prospectus/Proxy Statement and the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.  Additional information relating to the Acquired Fund is contained in its Statement of Additional Information dated August 1, 2010, and the Acquired Fund’s Annual Report to its shareholders for the fiscal year ended March 31, 2011.  These Statements of Additional Information and Annual Report have been filed with the SEC.

For a free copy of any of the documents described above, you may call 1-800-723-8637, or you may write to the Santa Barbara Funds at the address listed on the cover of this Prospectus/Proxy Statement.  In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090).  You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to:  Securities and Exchange Commission, Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.  You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

This Prospectus/Proxy Statement was first mailed to shareholders on or about July 18, 2011.

SHARES OF THE ACQUIRING FUND AND THE ACQUIRED FUND ARE NOT A DEPOSIT OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE SANTA BARBARA FUNDS OR NLFT II.

TABLE OF CONTENTS

SYNOPSIS	1

PRINCIPAL RISK FACTORS	6

INFORMATION ABOUT THE REORGANIZATION	8

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	15

INFORMATION RELATING TO VOTING MATTERS	15

DESCRIPTION OF SECURITIES TO BE ISSUED	16

ADDITIONAL INFORMATION ABOUT THE NEW FUND AND THE MONTECITO FUND	16

FINANCIAL HIGHLIGHTS	18

APPENDICES

APPENDIX A –AGREEMENT AND PLAN OF REORGANIZATION

APPENDIX B – INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE ACQUIRING FUND AND RELATED PRINCIPAL RISKS

APPENDIX C – INFORMATION APPLICABLE TO THE ACQUIRING FUND

APPENDIX D – COMPARISON OF ORGANIZATIONAL DOCUMENTS

APPENDIX E – CAPITALIZATION

SYNOPSIS

The Reorganization.

The following is a summary of certain information relating to the Proposed Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement and the attached appendices.

About the Proposed Reorganization.

The Santa Barbara Board and the Board of Trustees of NLFT II (the “NLFT II Board”), including in each case all the trustees who are not “interested persons” of the Santa Barbara Funds or NLFT II within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), propose that the Acquired Fund reorganize into the Acquiring Fund and that each shareholder of the Montecito Fund become a shareholder of the Acquiring Fund.  (The Acquired Fund and the Acquiring Fund each may be referred to herein as a “Fund” and collectively, as the “Funds.”)

The Proposed Reorganization will have two steps:

•

First, if the shareholders of the Acquired Fund approve the Plan of Reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund.  In exchange, the Acquired Fund will receive Class A shares of the Acquiring Fund equal in number and net asset value to the Acquired Fund's Class A shares calculated as of the close of business on the date of closing of the Proposed Reorganization (the “Closing Date”). The Acquiring Fund will assume all of the Acquired Fund’s liabilities.

•

Second, the Acquiring Fund, through its transfer agent, will open an account for each shareholder of the Acquired Fund and will credit each such account with Class A shares of the Acquiring Fund equal in number and net asset value to the Acquired Fund shares that the shareholder owned on the Closing Date.

Approval of the Plan of Reorganization will constitute approval of the above-described transfer of assets, assumption of liabilities, and distribution of shares of the Acquired Fund.

No sales charge or fee of any kind will be charged to shareholders of the Acquired Fund in connection with the Proposed Reorganization. Consummation of the Proposed Reorganization is subject to a number of conditions.

Board Considerations

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, each of the Santa Barbara Board and the NLFT II Board has determined that the Proposed Reorganization is in the best interests of shareholders of the Acquired Fund and the Acquiring Fund, respectively, and the Santa Barbara Board has determined that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Proposed Reorganization. See “Information Relating to the Proposed Reorganization -- Board Considerations.”

Reasons for the Proposed Reorganization

The primary reason for the Proposed Reorganization is to provide for the ongoing management of the Acquired Fund.  Due to various business reasons, Hillcrest Wells Advisors, LLC (“Hillcrest”), the investment adviser to the Acquired Fund, had informed the Santa Barbara Board that Hillcrest planned to cease operating as the investment adviser to the Acquired Fund, and proposed to the Santa Barbara Board the liquidation or the reorganization of the Acquired Fund. The portfolio manager of the Acquired Fund, Blake Todd, expressed an interest in continuing to manage the Acquired Fund.  The Santa Barbara Board reviewed other options, including liquidation and the possibility of other managers, and determined that the proposed reorganization would be preferable to liquidation.

In approving the Proposed Reorganization, the Santa Barbara Board considered, among other things, (1) the terms and conditions of the Plan of Reorganization; (2) the best interests of the shareholders of the Acquired Fund; (3) that the Acquired Fund shareholder interests would not be diluted as a result of the Proposed Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Proposed Reorganization); (4) the expected federal income tax consequences of the Proposed Reorganization (the Proposed Reorganization is structured to qualify as a tax-free exchange); (5) that the costs of the Proposed Reorganization are to be borne by Two Oaks Investment Management, LLC (“Two Oaks Management”), and not by either the Acquired Fund or Acquiring Fund; (6) the performance history and continuing portfolio management of the Acquired Fund’s portfolio manager, who will also serve as the portfolio manager to the Acquiring Fund; and (7) the respective management fees and operating expenses of the Acquired Fund and the Acquiring Fund.

The implementation of the Proposed Reorganization is subject to a number of conditions set forth in the Plan of Reorganization.  Among the more significant conditions is the receipt by each Fund of an opinion of counsel to the effect that the Proposed Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below. For more information about the Reorganization, see “Information About the Reorganization” below.

Comparison of the Investment Objectives and Strategies of the Acquired Fund and the Acquiring Fund.

Since the Acquiring Fund has been created as a shell series of NLFT II solely for the purpose of the Proposed Reorganization, it has principal investment policies and strategies that are substantially identical to those of the Acquired Fund.  The description of the investment objective of the Acquiring Fund, however, has been modified slightly to better reflect the strategies pursued by the Funds.

Investment Objective. The investment objective of the Acquired Fund is long-term growth of capital while the investment objective of the Acquiring Fund is long-term growth of capital and income.

Principal Investment Strategy. Each Fund pursues identical investment strategies.  Both Funds seek to achieve their objectives primarily by investing in the following three asset classes: equity securities (including common and preferred stock), investment grade fixed income securities of any maturity, and real estate and asset-based securities (which are securities that represent an interest in commodities related industries).  Equity securities include common stocks and convertible securities rated at least Baa3 by Moody’s Investors Service (“Moody’s”) or at least BBB- by Standard and Poor’s Rating Group (“S&P”); however, each Fund reserves the right to invest in lower-rated convertible securities that the portfolio manager believes offer the prospect of higher total returns (interest plus capital appreciation) than normally expected from such securities.  Using a proprietary multiple asset allocation model to determine the exact allocations, the Manager allocates 15% to 50% of its assets to each of the three asset classes, although in most economic environments the allocation is expected to be in approximately equal proportions.  Each Fund, under certain circumstances, will invest in exchange-traded and closed-end funds for liquidity and diversification purposes.  Individual securities are selected based on a process of statistical screening followed by fundamental analysis.  Those securities that are deemed fundamentally attractive are then put through a proprietary valuation process to determine at what price levels they would be deemed attractive to own.  Each Fund will sell securities when the model indicates that the target price has been reached, a greater value exists in another sector or a new, more desirable security presents better upside potential.  Each Fund seeks to achieve long-term growth of capital through both income generation and capital appreciation.

For more information regarding any of the Acquired Fund’s or Acquiring Fund’s investment policies and restrictions, see Appendix B – Investment Objective and Principal Investment Strategies of the Acquiring Funds and Related Principal Risks, the Acquired Fund’s Statement of Additional Information or the Statement of Additional Information relating to this Prospectus/Proxy Statement, respectively.

Fees and Expenses.

The following table sets forth: (i) the fees and expenses of the Acquired Fund as of August 1, 2010; and (ii) the estimated fees and expenses of the Class A Shares of the Acquiring Fund on a pro forma basis after giving effect to the Proposed Reorganization, based on pro-forma combined assets as of August 1, 2011.  Two Oaks Management has contractually agreed that at least until May 27, 2013, it will maintain total fund operating expenses for the Acquiring Fund that are less than or equal to those of the Acquired Fund as of the date of the Proposed Reorganization August 1, 2011. Thereafter, total fund operating expenses for the Acquiring Fund may be higher since the current rate of other expenses payable by the Acquiring Fund may be higher than the rate currently payable by the Acquired Fund.

Fee Table for the Acquired Fund and the Two Oaks Diversified Growth and Income Fund

Shareholder Fees (fees paid directly from your investment)	Acquired Fund	Pro Forma –Acquiring Fund (Class A Shares) after Reorganization (1)
Maximum Sales Charge (Load) Imposed on Purchases	5.75%	5.75%
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Investment Advisory Fees	0.94%	0.60%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	0.00%	1.06%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	1.21%	1.93%
Fee Waiver and Expense Reimbursements(2)	0.00%	(0.72)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	1.21%	1.21%

(1) These expenses are based on estimated amounts for the Fund’s current fiscal year.

(2) Pursuant to an operating expense limitation agreement between Two Oaks Management and the Acquiring Fund, the Advisor has agreed to reduce its fees and/or absorb expenses of the Acquiring Fund until at least May 27, 2013, to ensure that Total Annual Fund Operating Expenses after fee waivers and/or reimbursements (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) for the Acquiring Fund will not exceed 1.21% of the daily average net asset value of Class A shares; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.  Two Oaks Management is permitted to seek reimbursement from the Acquiring Fund, subject to limitations, for fees it waived and Acquiring Fund expenses it paid.  Two Oaks Management is permitted to seek reimbursement from the Acquiring Fund for the prior three fiscal years, as long as the reimbursement does not cause the Acquiring Fund’s operating expenses to exceed the expense cap.

Expense Examples.

The following Expense Examples are intended to help you compare the cost of investing in the Acquiring Fund with the cost of investing in the Acquired Fund.  Each Example assumes that you invest $10,000 in each Fund for the time period indicated and then redeem all of your shares at the end of those periods.  Each example also assumes that your investment has a 5% return each year.  These are examples only, and do not represent future expenses, which may be greater or less than those shown below.

	1 Year	3 Years	5 Years	10 Years

Acquired Fund	$691	$937	$1,202	$1,957

Pro Forma – Acquiring Fund (Class A Shares) after Reorganization	$691	$1,011	$1,427	$2,585

The projected post-Reorganization pro forma Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions.  Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Acquiring Fund’s assets, many of which are beyond the control of the Acquiring Fund and Two Oaks Management.

Purchase and Redemption Procedures; Exchange Procedures; Dividends, Distributions and Pricing.

Procedures for purchasing, selling and exchanging shares of the Acquiring Fund are substantially identical to those of the Acquired Fund.  Both Funds permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary.

Additionally, each Fund intends to pay out as dividends substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards). Each Fund’s policy is to (i) declare and pay distributions of its dividends and interest annually and (ii) distribute net short-term capital gains and net long-term gains annually although, in each case, it may do so more frequently as determined.  The Funds determine their net asset value per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m., Eastern time).  Both Funds have adopted procedures for valuing portfolio assets.

For additional information regarding the Acquiring Fund’s purchase and redemption procedures, exchange procedures and policies on dividends, distributions and pricing, see Appendix C: Information Applicable to the Acquiring Fund.  For information regarding the Acquired Fund, see the Acquired Fund’s Prospectus dated August 1, 2010.

Performance Information.

The performance information presented below is that of the Class A shares of the Acquired Fund.  The Class A shares of the Acquiring Fund will adopt the performance history of the Class A Shares of the Acquired Fund if, and when, the Proposed Reorganization has been approved by the shareholders of the Acquired Fund and the assets of the Acquired Fund have been transferred to the Acquiring Fund.

This information below provides different measures of the Acquired Fund’s total return. Total return includes the effect of distributions as well as changes in share price, if any should occur. The figures assume that all distributions were reinvested in the fund, and include all fund expenses.

The table compares the return of the Acquired Fund to those of a broad-based market index.  The performance figures of the Acquired Fund include all of its expenses, but the index does not include costs of making investments or any tax consequences.

The Acquired Fund Class A Performance Information

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The bar chart and accompanying table shown below provide an indication of the risks of investing in the Class A shares of the Acquired Fund by showing changes in its performance from year to year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. How the Class A shares of the Acquired Fund have performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

Year-by-Year % Returns as of 12/31 of each year

Annual Total Returns1

1 Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 16.22% (quarter ended June 30, 2009), and the lowest return for a quarter was -22.65% (quarter ended December 31, 2008).  The Fund’s average annual total return for the quarter ended March 31, 2011 was 5.06%.

Average Annual Total Returns1 (for the periods ended December 31, 2010)

Average Annual Total Returns

(For the periods ended on December 31, 2010 )

	Past Year	Past 5 Years	Life of Fund (since 4/15/02)
Class A Return before taxes	11.30%	2.80%	2.22%
Return after taxes on distributions	10.73%	1.63%	1.48%
Return after taxes on distributions and sale of Fund shares	7.70%	1.84%	1.54%
S&P 500 ® Index (reflects no deductions for fees, expenses or taxes)	15.06%	2.29%	3.54%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” are higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Voting Information.

This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Santa Barbara Board in connection with the Meeting. Only shareholders of record at the close of business on May 31, 2011 will be entitled to notice of and to vote at the Meeting. Each share or fraction thereof is entitled to one vote or fraction thereof.  Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no instruction is given, the persons named as proxies will vote in favor of the Proposed Reorganization. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. For additional information, including a description of the shareholder vote required for approval of the Proposed Reorganization, see “Information Relating to Voting Matters.”

Federal Income Tax Consequences.

None of the Acquired Fund and its shareholders nor the Acquiring Fund is expected to recognize any gain or loss for federal income tax purposes as a result of the Proposed Reorganization. See “Information Relating to the Proposed Reorganization – Federal Income Tax Consequences.”

PRINCIPAL RISK FACTORS

The main risk factors for both Funds are substantially identical. Unless otherwise noted, the risks shown for the Acquiring Fund also apply to the Acquired Fund. An investment in the Acquiring Fund is not a complete investment program. The value of your investment will rise and fall, and you could lose money.

Management risk	The portfolio manager may select investments that decline in value, or allocate a Fund’s investments to asset classes that do not perform well.
Company risk	Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the portfolio manager of the Funds may decline in value.
Smaller company risk

Each Fund will invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies and may be less liquid.

Commodities risk

Investments in companies engaged in exploration, mining, processing, distributing or dealing in gold, other precious metals, minerals and other commodities involves certain risks. These include unpredictable monetary policies and economic and political developments, such as currency devaluation or revaluations; increased environmental costs; concentration of the sources of the supply of commodities, and control over their sale; changes in U.S. or foreign tax, currency, environmental or mining laws; and trade restrictions between countries.

Market risk

The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, each Fund is likely to decline in value.

Credit risk

The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

General risk

There is no assurance that a Fund can achieve its investment objective, since all investments are inherently subject to risks.  When you sell Fund shares, they may be worth less than what you paid for them.

Government risk

The U. S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by a Fund does not imply that a Fund’s shares are guaranteed or that the price of a Fund’s shares will not fluctuate.

Interest rate risk

The value of your investment may decrease when interest rates rise.  Generally, due to changes in interest rates and other factors, the value of a portfolio of bonds with a longer effective maturity will fluctuate more than the value of a portfolio of bonds with a shorter effective maturity.

Junk bond risk

Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default.  An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce a Fund’s ability to sell its bonds.  The lack of a liquid market for these bonds could decrease a Fund’s share price.

Prepayment risk

The value of the mortgage-backed securities held by a Fund may go down as a result of changes in prepayment rates on the underlying mortgages.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities, and a Fund may have to reinvest at a lower interest rate.

Real estate securities risk

A Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate.  Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. The performance of the real estate securities in which a Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT risk

In addition to the risks facing real estate securities, a Fund’s investments in Real Estate Investment Trusts (“REITs”) generally involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Sector risk

Securities within the same group of industries may decline in price due to sector-specific market or economic developments.  If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

INFORMATION ABOUT THE REORGANIZATION

Description of the Agreement and Plan of Reorganization

NLFT II, on behalf of the Acquiring Fund, and the Santa Barbara Funds, on behalf of the Acquired Fund, have entered into the Plan of Reorganization, which provides that Acquiring Fund is to acquire the assets and assume the liabilities of the Acquired Fund.  The Plan of Reorganization sets forth the terms and conditions that will apply to the Proposed Reorganization. The following description is qualified in its entirety by reference to the Plan of Reorganization, the form of which is set forth as Appendix A.

The Plan of Reorganization provides the details of the Proposed Reorganization. In essence, the Proposed Reorganization will have two steps:

•

First, if the shareholders of the Acquired Fund approve the Plan of Reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund. In exchange, the Acquired Fund will receive Acquiring Fund Class A shares equal in number and net asset value to the Acquired Fund's Class A shares calculated as of the close of business on the Closing Date. The Acquiring Fund will assume all of the Acquired Fund's liabilities.

•

Second, the Acquiring Fund, through its transfer agent, will open an account for each Class A shareholder of the Acquired Fund and will credit each such account with Class A of the Acquiring Fund equal in number and net asset value to the Acquired Fund shares that the shareholder owned on the Closing Date (expected to be August 1, 2011, subject to change by agreement of the New Trust and the Santa Barbara Funds).

On the Closing Date, the shareholders of the Acquired Fund will receive corresponding shares of the Acquiring Fund equal in number and total value as their shares of the Acquired Fund. Because the Acquired Fund is a series of a registered investment company whose shareholders can redeem their shares at any time for their net asset value, there are no appraisal rights for shareholders that vote against the Proposed Reorganization.

The assets of the Acquired Fund to be acquired by the Acquiring Fund will consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and deferred and prepaid expenses shown as assets on the books of the Acquired Fund-- the Acquired Fund owns as of immediately after the close of business on the Closing Date (“Effective Time”). The investment policies and limitations of the Acquired Fund and the Acquiring Fund are sufficiently similar that it will not be necessary for the Acquired Fund to dispose of any assets or for the Acquiring Fund to dispose of any of the assets it receives from the Acquired Fund in order for the Acquiring Fund to operate within its investment policies and limitations after the consummation of the Proposed Reorganization. There is no present intention that the Acquiring Fund will sell or otherwise dispose of any of the assets transferred to it by the Acquired Fund, except for dispositions made in the ordinary course of its business if market conditions warrant, dispositions if a particular security is no longer consistent with the Acquiring Fund's investment strategy following the Proposed Reorganization and dispositions necessary to maintain its status as a regulated investment company for federal tax purposes.

The Acquiring Fund will assume all liabilities of the Acquired Fund. However, the Acquired Fund will utilize its best efforts to discharge all of its known liabilities that are due prior to the Effective Time.

The value of the Acquired Fund’s assets to be acquired, and the amount of its liabilities to be assumed, by the Acquiring Fund will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date in accordance with the valuation procedures described in the Acquired Fund’s then-current Prospectus and Statement of Additional Information. Securities and other assets for which market quotations are not readily available will be valued by a method that the Santa Barbara Board believes accurately reflects fair value.

As soon as practicable after the Closing Date, the Acquired Fund will distribute pro rata to its shareholders of record as of the Effective Time, the Class A shares of the Acquiring Fund it receives in the Proposed Reorganization, so that each shareholder of the Acquired Fund Class A shares will receive a number of full and fractional Class A shares of the Acquiring Fund equal in number and value to the shareholder's Acquired Fund Class A shares. Such distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the Acquired Fund shareholders and by transferring to these accounts the shares of the Acquiring Fund shares previously credited to the Acquired Fund on those books.  Each shareholder's account shall be credited with the pro rata number of the Acquiring Fund's Class A shares due to that shareholder. Fractional shares of the Acquiring Fund will be rounded to the third decimal place.

Accordingly, immediately after the Proposed Reorganization, each former Class A shareholder of the Acquired Fund will own Class A shares of the Acquiring Fund with an aggregate value equal to the value of that shareholder’s Acquired Fund shares immediately prior to the Proposed Reorganization.  Moreover, because shares of the Acquiring Fund will be issued at net asset value in exchange for the net assets of the Acquired Fund, the Proposed Reorganization will not result in a dilution of the value of any shareholder account in the Acquired Fund.

Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than that of the registered holder on the Acquired Fund's books as of the Effective Time of the shares actually or constructively exchanged therefor will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of the Acquired Fund will continue to be its responsibility up to and including the Closing Date.

The consummation of the Proposed Reorganization is subject to certain conditions relating to the Plan of Reorganization, including the following:

•

Approval of the Plan of Reorganization by the shareholders of the Acquired Fund;

•

Receipt of certain legal opinions described in the Plan of Reorganization;

•

Continuing accuracy of the representations and warranties in the Plan of Reorganization; and

•

Performance in all material respects of the Plan of Reorganization.

NLFT II, on behalf of the Acquiring Fund, and the Santa Barbara Funds, on behalf of the Acquired Fund, may mutually agree to terminate the Plan of Reorganization at or prior to the Closing Date. Alternatively, either Fund may decide unilaterally to terminate the Plan of Reorganization under certain circumstances. In addition, either Fund may waive the other party's breach of a provision or failure to satisfy a condition of the Plan of Reorganization.

Each of the Santa Barbara Funds or NLFT II may amend the Plan of Reorganization in any manner, provided that after the Acquired Fund’s shareholders’ approval thereof, no such amendment may have a material adverse effect on their interests. The expenses solely and directly related to the Proposed Reorganization will be paid for by Two Oaks Management.

Reasons for the Proposed Reorganization

The primary reason for the Proposed Reorganization is to provide for the ongoing management of the Acquired Fund. Due to various business reasons, Hillcrest, the investment adviser to the Acquired Fund, had informed the Santa Barbara Board that Hillcrest planned to cease operating as the Acquired Fund’s investment adviser, and proposed to the Santa Barbara Board the liquidation or the reorganization of the Acquired Fund.  The portfolio manager of the Acquired Fund, Blake Todd, expressed an interest in continuing to manage the Acquired Fund.  The Santa Barbara Board reviewed other options, including liquidation and the possibility of other managers, and determined that the proposed reorganization would be preferable to liquidation.

Board Considerations

The Santa Barbara Board has determined that the Proposed Reorganization is in the best interests of the Acquired Fund and its shareholders and has approved the Plan of Reorganization. In approving the Plan of Reorganization, the Santa Barbara Board considered the following factors, among others:

(1)

the terms and conditions of the Plan of Reorganization;

(2)

the best interests of the shareholders of the Acquired Fund;

(3)

that the Acquired Fund shareholder interests would not be diluted as a result of the Proposed Reorganization (the exchange would take place at net asset value and there would be no sales charge or other charge imposed as a result of the Proposed Reorganization);

(4)

the expected federal income tax consequences of the Proposed Reorganization (the Proposed Reorganization is structured to qualify as a tax-free exchange);

(5)

the costs of the Proposed Reorganization are to be borne solely by Two Oaks Management;

(6)

the performance history and continuing portfolio management of the portfolio manager of the Acquired Fund, Blake Todd, who also will serve as portfolio manager to the Acquiring Fund; and

(7)

the respective management fees and operating expenses of the Acquired Fund and the Acquiring Fund.

The Santa Barbara Board carefully reviewed and considered information regarding the management of NLFT II, the Acquiring Fund and Two Oaks Management.  In particular, the Santa Barbara Board considered the experience and qualifications of the officers and trustees of NLFT II.  The Santa Barbara Board further considered their favorable experience with the current portfolio manager of the Acquired Fund, Blake Todd, and, in particular, noted Mr. Todd's responsiveness to the Santa Barbara Board and his commitment to compliance.  Thus, the Santa Barbara Board looked favorably on the fact that Mr. Todd will continue, subject to the approval of the Proposed Reorganization, as the portfolio manager of the Acquiring Fund with Two Oaks Management.  In addition, the Santa Barbara Board noted that the Proposed Reorganization should not be overly disruptive to the shareholders of the Acquired Fund as many of the service providers to the Acquired Fund will provide substantially identical services to the Acquiring Fund.  The Santa Barbara Board also noted that, as the Acquiring Fund grows, shareholders of the Acquiring Fund should benefit from certain economies of scale which likely will result in lower fund expenses over time.  Further, the Santa Barbara Board discussed with the officers of the Santa Barbara Funds, several times prior to the meeting on May 27, 2011, whether continued operation of the Acquired Fund was strategically advisable in light of the long-term business plans of Hillcrest. After consideration of the factors mentioned above and other relevant information, the Santa Barbara Board determined at an “in person” board meeting on May 27, 2011 that the Proposed Reorganization is in the best interests of the Acquired Fund and its shareholders and unanimously approved the Plan of Reorganization and directed that it be submitted to shareholders for approval.  The Santa Barbara Board unanimously recommends that shareholders vote “FOR” approval of the Plan of Reorganization.

At a meeting held on May 17, 2011, the NLFT II Board approved the Plan of Reorganization, finding that the Proposed Reorganization is in the best interests of the Acquiring Fund and its shareholders.

Capitalization

Capitalization tables showing unaudited capitalization of the Acquired Fund’s Class A shares, the Acquiring Fund’s Class A shares and unaudited capitalization of the Acquired Fund and the Acquiring Fund on a pro forma combined basis after the Proposed Reorganization are included in Appendix D.

 Federal Income Tax Consequences

The exchange of the Acquired Fund’s assets for the Acquiring Fund’s shares and the latter’s assumption of the Acquired Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”).  As such, the reorganization should have no impact on capital loss carry forwards available to the Acquiring Fund.  As a condition to consummation of the Proposed Reorganization, the Santa Barbara Funds will receive an opinion of Alston & Bird LLP (the “Opinion”), substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of each Trust and conditioned on the Proposed Reorganization’s being completed in accordance with the Plan of Reorganization, for federal income tax purposes:

(a)

The Proposed Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)

The Acquired Fund will not recognize a gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund’s shares and its assumption of the Acquired Fund’s liabilities or on the subsequent distribution of those shares to the Acquired Fund's shareholders in exchange for their Acquired Fund shares;

(c)

the Acquiring Fund will recognize no gain or loss on its receipt of the Acquired Fund's assets in exchange solely for the Acquiring Fund’s shares and its assumption of the Acquired Fund’s liabilities;

(d)

The Acquiring Fund’s basis in each asset it receives from the Acquired Fund will be the same as the Acquired Fund’s basis therein immediately before the Proposed Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefor;

(e)

A shareholder of the Acquired Fund will recognize no gain or loss on the exchange of all its Acquired Fund shares solely for the Acquiring Fund shares pursuant to the Proposed Reorganization;

(f)

An Acquired Fund shareholder’s aggregate basis in the Acquiring Fund shares it receives in the Proposed Reorganization will be the same as the aggregate basis in its Acquired Fund shares it actually or constructively surrenders in exchange for the Acquiring Fund shares, and its holding period for the Acquiring Fund shares will include, in each instance, its holding period for the Acquired Fund shares, provided the shareholder holds them as capital assets at the Effective Time; and

(g)

For purposes of section 381 of the Code, the Acquiring Fund will be treated as if there had been no reorganization. Accordingly, the Proposed Reorganization will not result in the termination of the Acquired Fund’s taxable year, the Acquired Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no reorganization, and the part of the Acquired Fund’s taxable year before the Proposed Reorganization will be included in the Acquiring Fund’s taxable year after the Proposed Reorganization.

Notwithstanding clauses (b) and (d), such opinion may state that no opinion is expressed as to the Proposed Reorganization’s effect on each Fund or the Acquired Fund’s shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The Funds have not sought a tax ruling on the federal tax consequences of the Proposed Reorganization from the IRS.  The opinion to be received from Alston & Bird LLP, with respect to the federal income tax consequences of the Proposed Reorganization described in this section, is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

Shareholders should consult their own advisors concerning the potential tax consequences to them, including state and local income tax consequences.

Management And Arrangements With Service Providers

Adviser

Two Oaks Investment Management, LLC, 7110 North Fresno Street, Suite 450, Fresno, CA 93720, (“Two Oaks Management”) serves as investment adviser to the Acquiring Fund.   Two Oaks Management is an investment advisory firm whose principal business is providing investment advice and counseling to mutual funds. Two Oaks Management manages the Acquiring Fund’s day-to-day business affairs under the general supervision of the NLFT II Board.  Two Oaks Management is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.60% of the Acquiring Fund's average daily net assets.  Two Oaks Management has contractually agreed to reduce its fees and/or absorb expenses of the Acquiring Fund, until at least May 27, 2013, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.21% of the daily average net asset value of Class A shares; subject to possible recoupment from the Acquiring Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Hillcrest Wells Advisors, LLC, 1270 Hillcrest Avenue, Pasadena, CA 91106, (“Hillcrest”) serves as investment advisor to the Acquired Fund. Hillcrest is an investment advisory firm whose principal business is providing investment advice and counseling to mutual funds. Hillcrest has managed the Acquired Fund’s day-to-day business affairs under the general supervision of the Santa Barbara Board since January 19, 2010. SBG Capital Management, Inc. was the Acquired Fund’s manager prior to January 19, 2010. The Acquired Fund pays Hillcrest an annual administrative service fee of 0.64% and an annual investment advisory fee of 0.30% on the first $100 million in assets and 0.25% on assets in excess of $100 million. Hillcrest is responsible for paying all of the Acquired Fund’s expenses except taxes, borrowing costs (such as interest and dividend expenses on securities sold short), underlying fund expenses, 12b-1 fees, litigation expenses and other extraordinary expenses.

Portfolio Manager

Blake Todd will be the Acquiring Fund’s portfolio manager and has served in that capacity with the Acquired Fund since 2005.  He also is the majority owner of Two Oaks Management.  Mr. Todd also has been a partner at Crowell Weedon & Co. since December 2006.  At Crowell Weedon & Co. he manages individual portfolios for private clients and retirement funds under the Montecito Investment Portfolios program within the Crowell Weedon RIA.  Prior to joining Crowell Weedon & Co., Mr. Todd has held various sales, portfolio management and management positions with The Seidler Companies, Sutro-RBC Dain Rauscher, Shearson Smith Barney, Kidder Peabody, and Dean Witter Reynolds beginning in 1979.

Jarrett Perez is a co-manager of the Acquiring Fund.  Mr. Perez is a minority owner of Two Oaks Management.  Mr. Perez also has worked at Crowell Weedon & Co since 2006.  At Crowell Weedon & Co. he is the assistant portfolio manager for private clients and retirement funds in the Montecito Investment Portfolios program within the Crowell Weedon RIA.  Prior to joining Crowell Weedon & Co., Mr. Perez has held various sales, and operational duties with The Seidler Companies and UBS-Paine Weber beginning in 2002.  Mr. Perez is a level 3 CFA candidate.

The Statement of Additional Information relating to this Prospectus/Proxy Statement and the Acquired Fund’s Statement of Additional Information dated August 1, 2010, provide additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities.

Responsibility to oversee management of the Acquired Fund rests with the Santa Barbara Board. The investment adviser to the Acquired Fund is Hillcrest, with its address at 1270 Hillcrest Avenue, Pasadena, California.

Other Service Providers

The following table identifies certain of the service providers for the Acquired Fund and the Acquiring Fund, after the Proposed Reorganization.

	The Montecito Fund	Two Oaks Diversified Growth and Income Fund
Administrator	Gemini Fund Services LLC	Gemini Fund Services LLC
Distributor	Capital Research Brokerage Services, LLC	Northern Lights Distributors, LLC
Transfer Agent	Gemini Fund Services LLC	Gemini Fund Services LLC
Custodian	Bank of New York Mellon	Bank of New York Mellon
Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.	Cohen Fund Audit Services, Ltd.

Additional Information regarding the Acquiring Fund’s service providers is available in Appendix C: Information Applicable to the Acquiring Fund and the Statement of Additional Information relating to this Prospectus/Proxy Statement. For information regarding the Acquired Fund, see the Acquired Fund’s Prospectus dated August 1, 2010.

Shareholder Rights

The discussion included in Appendix E describes some of the differences between your rights as a shareholder of the Acquired Fund and your rights as a shareholder of the Acquiring Fund. The Acquired Fund is a series of the Santa Barbara Funds, a Maryland corporation, and the Acquiring Fund is a series of NLFT II, a Delaware statutory trust. While the Acquired Fund and the Acquiring Fund are subject to the laws of different jurisdictions, the applicable state laws are similar and the Proposed Reorganization should not result in material differences in shareholder rights.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of May 31, 2011, the following persons owned of record 5% or more of the shares of the Acquired Fund:

Acquired Fund Class A Shares

Name and Address Of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Crowell, Weedon & Co. 624 S. Grand Avenue, Suite 2510 Los Angeles, CA 90017	123,759.008	9.07%

John F. Wilson One Wilshire Building 624 S. Grand Avenue, Suite 2510 Los Angeles, CA 90017	72,606.744	5.32%

As of May 31, 2011, the officers and directors do not own securities of the Acquired Fund Class A shares.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Acquired Fund.

INFORMATION RELATING TO VOTING MATTERS

General Information

The Santa Barbara Board is providing this Prospectus/Proxy Statement in connection with the solicitation of proxies for use at the Meeting. Solicitation of proxies will occur principally by mail, but officers and service contractors of the Acquired Fund or Two Oaks Management may also solicit proxies by telephone or in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Acquired Fund a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

Only shareholders of the Acquired Fund of record at the close of business on May 31, 2011 will be entitled to vote at the Meeting. On May 31, 2011, there were outstanding and entitled to be voted 1,363,989.817 Class A shares of the Acquired Fund.  Each share or fractional share is entitled to one vote or fraction thereof.

If the accompanying proxy card is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting or any adjournment thereof. If you sign and date your proxy card but do not mark it “For,” “Against” or “Abstain,” the persons named as proxies will vote it “FOR” the Proposed Reorganization. For information on adjournments of the Meeting, see “Quorum” below.

Shareholder Approval

The Plan of Reorganization is being submitted for approval at the Meeting in accordance with the provisions of the Articles of Incorporation of the Santa Barbara Funds.  Under the Articles of Incorporation, the Proposed Reorganization must be approved by the holders of a majority of the outstanding shares of the Acquired Fund.

In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted in determining whether a quorum is present for purposes of convening the Meeting. With respect to voting on the Proposed Reorganization, abstentions and broker non-votes will have the same effect as votes cast against the proposal. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian shall vote the shares in the account in accordance with instructions given by the Depositor. However, if the Depositor fails to provide instructions on how to vote the shares in the account, the Custodian shall vote the undirected shares in the same proportion as shares are voted considering all shares of the Acquired Fund for which instructions are received.

Quorum; Adjournment

A quorum is constituted by one-third of the total number of shares outstanding and entitled to vote at the Meeting present in person or represented by proxy. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposed Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy and voting on the question of adjournment. In such case, the persons named as proxies will vote those proxies which they are entitled to vote in favor of such item “FOR” such an adjournment, and will vote those proxies they are required to vote against such item “AGAINST” such an adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

NLFT II is registered with the SEC as an open-end management investment company and its Trustees are authorized to issue an unlimited number of shares of beneficial interest in each separate series without par value. Shares of each series of NLFT II represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

The NLFT II Board does not intend to hold annual meetings of shareholders. The Trustees will call special meetings of the shareholders of a series only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of that series entitled to vote.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

AND ACQUIRED FUND

   Additional information applicable to the Acquiring Fund is located in Appendix C – Information Applicable to the Acquiring Fund.

Additional information about the Acquired Fund is included in the Prospectus, dated August 1, 2010, which is incorporated by reference herein. Additional information about the Acquired Fund may also be obtained from its Statement of Additional Information, dated August 1, 2010, and its Annual Report for the fiscal year ended March 31, 2011, which have been filed with the SEC. Copies of the Prospectus, Statement of Additional Information, and Annual Report for the Acquired Fund may be obtained without charge by calling the Acquired Fund at 1-800-723-8637 or on the Internet at www.sbwaterfund.com. The Acquired Fund and the Acquiring Fund are subject to certain informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and in accordance with such requirements files reports, proxy statements, and other information with the SEC. These materials may be inspected and copied:

•

At the Public Reference Facilities maintained by the SEC at 100 F Street N.E., Washington, D.C. 20549;

•

By writing to the SEC’s Office of Investor Education and Advocacy, 100 F Street N.E., Washington, D.C. 20549;

•

By e-mail request to publicinfo@sec.gov (for a duplicating fee); and

•

On the SEC’s EDGAR database on the SEC's Internet Web site at http://www.sec.gov.

The Acquiring Fund’s Registration Statement on Form N-1A was filed with the SEC on June 16, 2011, was amended on June 16, 2011 and June 28, 2011 and became effective on June 30, 2011. The Acquiring Fund’s Class A shares will assume the performance history and financial highlights of the Acquired Fund’s Class A shares if shareholders approve the Proposed Reorganization.

LEGAL MATTERS

Opinions concerning certain legal matters pertaining to the Proposed Reorganization will be provided by legal counsel to NLFT II, Alston & Bird LLP, 950 F Street, NW, Washington, DC, and legal counsel to the Santa Barbara Funds, Thompson Hine LLP, 312 Walnut Street, Suite 1400, Cincinnati, Ohio.  Opinions concerning certain tax matters pertaining to the Proposed Reorganization will be provided by legal counsel to NLFT II, listed above.

EXPERTS

The audited financial statements of the Acquired Fund incorporated by reference herein and included in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2011 have been audited by Cohen Fund Audit Services, Ltd., the Acquired Fund’s Independent Registered Public Accounting Firm. Their report is included in the Acquired Fund’s Annual Report to Shareholders. These financial statements have been incorporated herein by reference in reliance on Cohen Fund Audit Services, Ltd.'s report given on their authority as experts in auditing and accounting.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Acquired Fund in writing at the address on the cover page of this Prospectus/Proxy Statement or by telephoning 1-800-723-8637.

FINANCIAL HIGHLIGHTS

The Financial Highlights information for the Acquired Fund is incorporated by reference to the Acquired Fund Prospectus, dated August 1, 2010, and the Acquired Fund Annual Report for the fiscal year ended March 31, 2011. Additional copies of the Acquired Fund Prospectus and Annual Report are available upon request, without charge, by calling 1-800-723-8637 or on the Internet at www.sbwaterfund.com. The Acquiring Fund currently has no Financial Highlights information as it has not yet commenced operations. If the Acquired Fund shareholders approve the Proposed Reorganization, the Acquiring Fund will assume the Financial Highlights information of the Acquired Fund after the Proposed Reorganization has been completed.

* * *

SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR TO VOTE VIA TELEPHONE BY CALLING THE NUMBER ON YOUR PROXY CARD OR ON THE INTERNET BY VISITING THE WEBSITE ADDRESS IDENTIFIED ON YOUR PROXY CARD.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF
REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), made as of this __th day of _________, 2011, by and between Northern Lights Fund Trust II (the “Acquiring Trust”), a statutory trust created and organized under the laws of the State of Delaware, with its principal place of business at 400 South 147th Street, Omaha, Nebraska, on behalf of its series, the Two Oaks Diversified Income Fund (the “Acquiring Fund”), Santa Barbara Group of Mutual Funds (the “Santa Barbara Funds”), a corporation created under the laws of the State of Maryland, with its principal place of business at 1270 Hillcrest Avenue, Pasadena, California, on behalf of its series, The Montecito Fund (the “Acquired Fund”), and Two Oaks Investment Management, LLC (“Two Oaks”), the Acquiring Fund adviser with its principal place of business at 7110 North Fresno Street, Suite 450, Fresno, CA 93720. (The Acquiring Trust, on behalf of the Acquiring Fund, and the Santa Barbara Funds, on behalf of the Acquired Fund, are hereinafter collectively referred to as the “parties”).

PLAN OF REORGANIZATION

The reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Trust on behalf of the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, without par value, of the Acquiring Fund; (ii) the assumption by the Acquiring Trust on behalf of the Acquiring Fund of all of the Liabilities (as defined in Section 1 below) of the Acquired Fund; (iii) the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.

Sale and Transfer of Assets and Liabilities, Liquidation and

Dissolution of the Acquired Fund

(a)

Upon satisfaction of the conditions precedent described in Section 9 hereof, the Santa Barbara Funds will convey, transfer and deliver to the Acquiring Trust on behalf of the Acquiring Fund, at the Closing, all of the then-existing assets of the Acquired Fund (the “Assets”).  In consideration thereof, the Acquiring Trust agrees at the Closing (i) that the Acquiring Fund shall assume and pay when due all obligations and liabilities of the Acquired Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3 hereof), whether absolute, accrued, contingent or otherwise (but not including fees and expenses in connection with this Agreement to be paid by persons as provided in Section 10 hereof) (collectively, the “Liabilities”); and (ii) that the Acquiring Trust shall deliver to the Santa Barbara Funds, in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Acquiring Fund equal in value to the combined value of full and fractional shares of beneficial interest of the Acquired Fund outstanding at the time of calculation of the Acquired Fund’s net asset value (“NAV”) as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof and hereinafter called the “Valuation Date”), which shall be the business day immediately preceding the Effective Date of the Reorganization.  The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).  The Acquiring Trust shall distribute to the Acquired Fund's shareholders the shares of the Acquiring Fund in accordance with this Agreement and the resolutions of the Board of Trustees of the Acquiring Trust (the “Board of Trustees”) authorizing the transactions contemplated by this Agreement.

(b)

To effect the delivery of shares described in Section 1(a)(ii) hereof, the Acquiring Trust will establish an open account of the Acquiring Fund for each shareholder of the Acquired Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the Acquiring Fund equal to the value of full and fractional shares of beneficial interest which such shareholder holds in the Acquired Fund at the time of calculation of NAV for each of the Acquired Fund on the business day immediately preceding the Effective Date of the Reorganization.  Fractional shares of the Acquired Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place.  On the Effective Date of the Reorganization, each certificate, if any, representing shares of the Acquired Fund will be deemed to represent the number of shares of the Acquiring Fund corresponding with the equivalent value of the shares of the Acquired Fund.  Simultaneously with the crediting of the shares of the Acquiring Fund to the shareholders of record of the Acquired Fund, the shares of the Acquired Fund held by such shareholders shall be cancelled.

(c)

Certificates representing shares of beneficial interest of the Acquiring Fund will not be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form.  Upon request, each shareholder of the Acquired Fund will have the right to deliver the shareholder’s share certificates of the Acquired Fund, if any, to the Acquiring Trust in exchange for book entries establishing the shareholder’s ownership of shares of the Acquiring Fund equal in value to the value of the shares of the Acquired Fund owned by such shareholder; provided that, a shareholder need not deliver such share certificates to the Acquiring Trust unless the shareholder so desires and shall irrespective of any delivery of such share certificates receive ownership of shares of the Acquiring Fund equal in value to the value of the shares of the Acquired Fund owned by such shareholder.  As soon as practicable following the Closing, the Santa Barbara Funds shall dissolve the Acquired Fund.

2.

Valuation

(a)

The value of the Acquired Fund's assets shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Santa Barbara Funds’ currently effective prospectus and statement of additional information with respect to the Acquired Fund.

(b)

The NAV of a share of beneficial interest of the Acquired Fund shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Santa Barbara Funds’ currently effective prospectus and statement of additional information with respect to the Acquired Fund.

(c)

All computations of value shall be made by, Gemini Fund Services, the Acquired Fund's accounting agent.

3.

Closing and Valuation Date

(a)

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Acquired Fund to the Acquiring Trust on behalf of the Acquiring Fund in exchange for the assumption and payment, when due, by the Acquiring Fund of the Liabilities of the Acquired Fund; and (ii) the issuance and delivery of the Acquiring Fund’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions.  Subject to receipt of all necessary regulatory approvals and the final shareholder approval of this Agreement, the Closing shall occur on August 1, 2011 or such other date as the officers of the parties may mutually agree, and shall be effective on the next business day following the Valuation Date (“Effective Date of the Reorganization”).  The Closing shall take place at the principal office of Gemini Fund Services, LLC, the administrator for the Acquiring Fund at approximately 10:00 a.m. Eastern standard time on the Valuation Date.

(b)

Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Acquiring Trust or the Santa Barbara Funds, accurate appraisal of the value of the net assets of the Acquired Fund and Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund and Acquiring Fund is practicable in the judgment of the Acquiring Trust and the Santa Barbara Funds.

(c)

The Santa Barbara Funds shall provide, as of the Closing, for delivery of those Assets of the Acquired Fund to be transferred to the Custodian of the Acquiring Fund.  Also, the Santa Barbara Funds shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the shares of beneficial interest of the Acquired Fund, and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates, if any, and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief.

(d)

The Acquiring Trust shall issue and deliver a certifications evidencing the shares of beneficial interest of the Acquiring Fund to be delivered at the Closing to said transfer agent registered in such manner as the Santa Barbara Funds may request, or provide evidence satisfactory to the Santa Barbara Funds in such manner as the Santa Barbara Funds may request that such shares of beneficial interest of the Acquiring Fund have been registered in an open account of the Acquiring Fund on the books of the Acquiring Trust.

4.

Representations and Warranties by the Santa Barbara Funds

The Santa Barbara Funds represents and warrants to the Acquiring Trust that:

(a)

The Santa Barbara Funds is a corporation created under the laws of the State of Maryland on December 30, 1992 and is validly existing and in good standing under the laws of that State.  The Santa Barbara Funds, of which the Acquired Fund is a series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Acquired Fund issued and outstanding have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital.

(b)

The Santa Barbara Funds is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value per share of the Acquired Fund.  Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable, has full voting rights, and redeemable.

(c)

The financial statements appearing in the Acquired Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2011, audited by Cohen Audit Fund Service, Ltd., copies of which have been delivered to the Acquiring Trust, the Acquired Fund's Semi-Annual Report to Shareholders for the period ended September 30, 2010, copies of which will have been furnished to the Acquiring Trust, and the unaudited financial statements for the Santa Barbara Funds for the most recent month ended prior to the Closing, copies of which will have been furnished to the Acquiring Trust, fairly present the financial position of the Santa Barbara Funds as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).

(d)

The books and records of the Santa Barbara Funds and the Acquired Fund, including FIN 48 workpapers and supporting statements, made available to the Acquiring Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Santa Barbara Funds and the Acquired Fund.

(e)

The statements of assets and liabilities of the Acquired Fund to be furnished by the Santa Barbara Funds as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the NAV of the Acquired Fund and each of the outstanding shares of beneficial interest of the Acquired Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(f)

At the Closing, the Santa Barbara Funds will, on behalf of the Acquired Fund, have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(g)

The Santa Barbara Funds has the necessary power and authority to conduct its business and the business of the Acquired Fund as such businesses are now being conducted.

(h)

The Santa Barbara Funds is not a party to or obligated under any provision of its Articles of Incorporation, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(i)

The Santa Barbara Funds, on its own behalf and on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Agreement and the Reorganization by the Board of Directors of the Santa Barbara Funds and, with respect to the Acquired Fund, by the shareholders of the Acquired Fund.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement has been validly authorized, executed and delivered by the Santa Barbara Funds, on its own behalf and on behalf of the Acquired Fund, and this Agreement constitutes the legal, valid and binding obligation of the Santa Barbara Funds and the Acquired Fund, enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

(j)

Neither the Santa Barbara Funds nor the Acquired Fund are under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(k)

Neither the Santa Barbara Funds nor the Acquired Fund have any unamortized or unpaid organizational fees or expenses.

(l)

The Santa Barbara Funds has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code, the Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and the consummation of the transactions contemplated by the Agreement will not cause either of the Acquired Fund or the Acquiring Fund to fail to be qualified as a RIC as of the Closing.

5.

Representations and Warranties by the Acquiring Trust

The Acquiring Trust represents and warrants to the Santa Barbara Funds that:

(a)

The Acquiring Trust is a statutory trust created under the laws of the State of Delaware on August 26, 2010 and is validly existing and in good standing under the laws of that State.  The Acquiring Trust, of which the Acquiring Fund is a series, is duly registered under the 1940 Act as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Acquiring Fund issued and outstanding have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital.

(b)

The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund, if any, is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is freely transferable.  The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and may be sold and redeemed and have full voting rights.

(c)

At the Closing, shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are currently eligible for offering to the public, and there will be an unlimited number of shares of the Acquiring Fund registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

(d)

The Acquiring Trust has or will have at the time of Closing the necessary power and authority to conduct its business and the business of the Acquiring Fund as such businesses are then being conducted by the Santa Barbara Funds and the Acquired Fund.

(e)

The Acquiring Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

(f)

The Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, has, or will have at the time of Closing, full power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been validly authorized, executed and delivered by the Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, and this Agreement constitutes the legal, valid and binding obligation enforceable against the Acquiring Trust, on its own behalf and on behalf of the Acquiring Fund, in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

(g)

Neither the Acquiring Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(h)

The books and records of the Acquiring Trust and the Acquiring Fund, including FIN 48 workpapers and supporting statements, made available to the Santa Barbara Funds and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Trust and the Acquiring Fund.

(i)

The Acquiring Trust has elected, or intends to elect, to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a RIC from and after the Closing.

6.

Representations and Warranties by the Santa Barbara Funds and the Acquiring Trust

The Santa Barbara Funds and the Acquiring Trust each represents and warrants to the other, with respect to itself and the Acquired Fund or Acquiring Fund, respectively, that:

(a)

Except as discussed in its currently effective prospectus as of the Closing, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement.  It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(b)

There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(c)

It has duly and timely filed, on behalf of the Acquired Fund or the Acquiring Fund, as appropriate, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Acquired Fund or Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or Acquiring Fund.  On behalf of the Acquired Fund and Acquiring Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports.  The amounts set up as provisions for Taxes in the books and records of the Acquired Fund or Acquiring Fund, as appropriate, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by the Acquired Fund or Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year.  To its knowledge, no return filed by it, on behalf of the Acquired Fund or Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority.  As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund or Acquiring Fund, as appropriate.

(d)

All information provided to the Santa Barbara Funds by the Acquiring Trust, and by the Santa Barbara Funds to the Acquiring Trust, for inclusion in, or transmittal with, an Information Statement on Form N-14 with respect to this Agreement does not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(e)

Except in the case of the Santa Barbara Funds with respect to the approval of this Agreement and the Reorganization by the required vote of the Acquired Fund's shareholders, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities laws or applicable state laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.

Covenants of the Santa Barbara Funds

(a)

The Santa Barbara Funds covenants to operate the business of the Acquired Fund as currently conducted between the date hereof and the Closing.

(b)

The Santa Barbara Funds undertakes that the Santa Barbara Funds and the Acquired Fund will not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund's shareholders.

(c)

The Santa Barbara Funds covenants that by the time of the Closing, all of the Acquired Fund's federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)

The Santa Barbara Funds will at the Closing provide the Acquiring Trust with:

(i)

A statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Acquiring Fund;

(ii)

A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation,

(A) the name, address and taxpayer identification number of each shareholder of record,

(B) the number of shares of beneficial interest held by each shareholder,

(C) the dividend reinvestment elections applicable to each shareholder, and

(D) the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder,

for all of the shareholders of record of the Acquired Fund's shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief; and

(iii)

All FIN 48 workpapers and supporting statements pertaining to the Santa Barbara Funds and Acquired Fund.

(e)

The Board of Trustees of the Santa Barbara Funds shall take all actions reasonably necessary to obtain the approval from the Acquired Fund's shareholders of the transactions contemplated herein.

(f)

The Santa Barbara Funds shall supply to the Acquiring Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.  In addition, the Santa Barbara Funds shall supply a schedule of portfolio investments as of the Valuation Date.  The schedule of portfolio investments will present fairly the portfolio investments of the Acquired Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis.  The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of Santa Barbara Funds, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.

8.

Covenants of the Acquiring Trust

(a)

The Acquiring Trust covenants that the shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

(b)

The Acquiring Trust covenants (i) that it has established and organized the Acquiring Fund so that it may conduct its business in substantially the same manner as the business of the Acquired Fund is currently conducted; or (ii) to the extent that the Acquiring Fund will not be managed in substantially the same manner as the Acquired Fund, to seek the approval of shareholders of the Acquired Fund for any changes that are proposed for the Acquiring Fund only if such changes require approval under the 1940 Act.

(c)

The Acquiring Trust covenants that by the Closing, the federal and other Tax returns and reports required by law to be filed by it and the Acquiring Fund, if any, on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d)

The Acquiring Trust will file with the Commission a Registration Statement on Form N-14 under the 1933 Act (“Registration Statement”), relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable.  At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  At the time the Registration Statement becomes effective, at the time the Acquired Fund's shareholders approve this Agreement and the Reorganization, and at the Closing, the prospectus and statement of additional information included in the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9.

Conditions Precedent to be Fulfilled by the Santa Barbara Funds and the Acquiring Trust

The respective obligations of the Santa Barbara Funds and the Acquiring Trust to effectuate this Agreement and the Reorganization hereunder shall be subject to the following respective conditions:

(a)

That (i) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party a certificate to the foregoing effect signed by the President or Vice-President and by the Secretary or equivalent officer of the party.

(b)

That each party shall have delivered to the other party a copy of the resolutions approving this Agreement adopted by the Board of Trustees or Board of Directors, as applicable, of the party delivering the copy, and certified by the Secretary or equivalent officer of the party delivering the copy.

(c)

That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall have been instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d)

That this Agreement, the Reorganization and the transactions contemplated hereby for the Acquired Fund shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)

Unless the Acquired Fund has been advised by the Acquiring Fund that the Acquiring Fund will deliver an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Acquired Fund shall have declared a distribution or distributions prior to the Valuation Date, as applicable, that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period.  Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

(f)

That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Acquired Fund and/or Acquiring Fund.

(g)

That prior to or at the Closing, the parties shall have received an opinion from Alston & Bird, LLP, the Acquiring Trust’s counsel ("Alston & Bird”), addressed to the Acquiring Trust and the Santa Barbara Funds to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Maryland and the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by the Acquiring Trust and the Santa Barbara Funds in certificates delivered to Alston & Bird, as to the Acquiring Fund and the Acquired Fund:

(a)

The transfer of all of the Acquired Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as set forth in Section 1 above (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders and the termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)  No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.

(c)  No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for such shareholders’ shares of the Acquired Fund.

(d)  No gain or loss will be recognized by the Acquired Fund’s Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares in the Reorganization.

(e)  The adjusted tax basis of Acquiring Fund Shares received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will be the same as the adjusted tax basis of the Acquired Fund Shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each of the Acquired Fund’s Shareholders will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

(f)  The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g)  For purposes of Section 381 of the Code, either (i) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; or (ii) the Acquiring Fund will be treated as the same corporation as the Acquired Fund and the tax attributes of the Acquired Fund described in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization.

Such opinion shall contain such limitations as shall be in the opinion of Alston & Bird LLP appropriate to render the opinions expressed therein.  Such opinion shall be based on customary assumptions and such representations as Alston & Bird LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.

(h)

That the Acquiring Trust shall have received an opinion in form and substance reasonably satisfactory to it from Thompson Hine LLP (“Thompson”), counsel to the Santa Barbara Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(i)

The Santa Barbara Funds was formed as a corporation under the laws of the State of Maryland on December 30, 1992, and is validly existing and in good standing under the laws of the State of Maryland;

(ii)

The Santa Barbara Funds is authorized to issue 100,000,000 shares of common stock, with $0. 01 par value per share, of the Santa Barbara Funds of which 15,000,000 shares have been designated for the Acquired Fund; and assuming that the initial shares of beneficial interest of the Acquired Fund were issued in accordance with the 1940 Act and the Articles of Incorporation and By-Laws of the Santa Barbara Funds, and that all other outstanding shares of the Acquired Fund were issued, sold and paid for in accordance with the terms of the Acquired Fund's prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid, non-assessable and has full voting rights and is redeemable;

(iii)

The Santa Barbara Funds is an open-end management investment company registered as such under the 1940 Act;

(iv)

Except as disclosed in the Acquired Fund's currently effective prospectus, to such counsel’s knowledge, there is no material suit, action, or legal or administrative proceeding pending or threatened against the Santa Barbara Funds, the unfavorable outcome of which would materially and adversely affect the Santa Barbara Funds or the Acquired Fund;

(v)

To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Santa Barbara Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

(vi)

Neither the execution, delivery nor performance of this Agreement by the Santa Barbara Funds violates any provision of its Articles of Incorporation, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Santa Barbara Funds is a party or by which the Santa Barbara Funds is otherwise bound; and

(vii)

This Agreement has been validly authorized, executed and delivered by the Santa Barbara Funds and represents the legal, valid and binding obligation of the Santa Barbara Funds and is enforceable against the Santa Barbara Funds in accordance with its terms.

In giving the opinions set forth above, Thompson may state that it is relying on certificates of the officers of the Santa Barbara Funds with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Santa Barbara Funds.

(i)

That the Santa Barbara Funds shall have received an opinion in form and substance reasonably satisfactory to it from Alston & Bird, counsel to the Acquiring Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

(i)

The Acquiring Trust was formed as a business trust under the laws of the State of Delaware on August 26, 2010, and is validly existing and in good standing under the laws of the State of Delaware;

(ii)

The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Trust and of the Acquiring Fund.  Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Acquiring Trust’s Agreement and Declaration of Trust and By-Laws, and that all other shares of the Acquiring Fund will be issued, sold and paid for in accordance with the terms of the Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share will be validly issued, fully paid, non-assessable and will have full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, will be redeemable;

(iii)

The Acquiring Trust is an open-end management investment company registered as such under the 1940 Act;

(iv)

Except as disclosed in the Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Acquiring Trust, the unfavorable outcome of which would materially and adversely affect the Acquiring Trust or the Acquiring Fund;

(v)

The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid, will be non-assessable by the Acquiring Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

(vi)

To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

(vii)

Neither the execution, delivery nor performance of this Agreement by the Acquiring Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Acquiring Trust is a party or by which the Acquiring Trust is otherwise bound; and

(viii)

This Agreement has been validly authorized, executed and delivered by the Acquiring Trust and represents the legal, valid and binding obligation of the Acquiring Trust and is enforceable against the Acquiring Trust in accordance with its terms.

In giving the opinions set forth above, Alston may state that it is relying on certificates of the officers of the Acquiring Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Trust.

(j)

That the Acquiring Trust’s Registration Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund's shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(k)

That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Acquiring Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the shares lawfully to be delivered to the shareholders of the Acquired Fund.

(l)

That at the Closing, the Santa Barbara Funds, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets of the Acquired Fund and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

10.

Fees and Expenses

Two Oaks Investment Management, LLC will pay the costs of the Acquiring Trust and the Santa Barbara Funds associated with the Reorganization.

11.

Termination; Waiver; Order

(a)

Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing as follows:

(1)

by mutual consent of the Santa Barbara Funds and the Acquiring Trust;

(2)

by the Acquiring Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Acquiring Trust; or

(3)

by the Santa Barbara Funds if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Santa Barbara Funds.

(b)

If the transactions contemplated by this Agreement have not been consummated by January 1, 2012, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the Santa Barbara Funds and the Acquiring Trust.

(c)

In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the Santa Barbara Funds or the Acquiring Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

(d)

At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Santa Barbara Funds or the Acquiring Trust, respectively (whichever is entitled to the benefit thereof).  Such waiver shall be in writing and authorized by an officer of the waiving party.  The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

(e)

The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Santa Barbara Funds nor the Acquiring Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing.  This provision shall not protect any officer, director, agent or shareholder of the Santa Barbara Funds or the Acquiring Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f)

If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Santa Barbara Funds or the Board of Trustees of the Acquiring Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

12.

Liability of the Acquiring Trust and the Santa Barbara Funds

(a)

Each party acknowledges and agrees that all obligations of the Acquiring Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the Acquiring Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Santa Barbara Funds nor the Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Trust, the trustees, officers, employees or agents of the Acquiring Trust, or any of them.

(b)

Each party acknowledges and agrees that all obligations of the Santa Barbara Funds under this Agreement are binding only with respect to the Acquired Fund; that any liability of the Santa Barbara Funds under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; that no other series of the Santa Barbara Funds shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Acquiring Trust nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of the Santa Barbara Funds, the directors, officers, employees or agents of the Santa Barbara Funds, or any of them.

13.

Cooperation and Exchange of Information

The Acquiring Trust and the Santa Barbara Funds will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any tax position.  Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

14.

Entire Agreement and Amendments

This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for.  This Agreement may be amended only by mutual consent of the parties in writing.  Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

15.

Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

16.

Notices

Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:

The Santa Barbara Funds:

1270 Hillcrest Avenue

Pasadena, CA  91106

Attention: Richard J. Capalbo

With a copy (which shall not constitute notice) to:

Thompson Hine LLP

312 Walnut Street, 14th Floor,

Cincinnati, Ohio  45202

Attention: JoAnn M. Strasser

To the Acquiring Trust:

Northern Lights Fund Trust II

4020 South 147th Street

Omaha, NE 68137

Attention: Emile Molineaux

With a copy (which shall not constitute notice) to:

Alston & Bird, LLP

950 F Street, NW

Washington, DC 20004

Attention: David Baum

17.

Governing Law

This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

18.

Effect of Facsimile Signature

A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

19.

Publicity

Any announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

20.

Confidentiality

(a) The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Agreement, the parties  agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

21.

Headings

The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Santa Barbara Funds and the Acquiring Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

Santa Barbara Group of Mutual Funds, on behalf of the Acquired Fund

By:

Name:

Title:

Northern Lights Fund Trust II, on behalf of the Acquiring Fund

By:

Name:

Title:

Two Oaks Investment Management, LLC with respect to Section 10 only

By:

Name:

Title:

APPENDIX B

Investment Objective and Principal Investment Strategies of the Acquiring Fund and Related Principal Risks

Investment Objective

The investment objective of the Fund, long-term growth of capital and income, may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests principally in the following three asset classes: equity:  equity securities (including common and preferred stock), investment grade fixed income securities of any maturity, and real estate and asset-based securities (which are securities that represent an interest in commodities related industries).  Equity securities include common stocks and convertible securities rated at least Baa3 by Moody’s Investors Service (“Moody’s”) or at least BBB- by Standard and Poor’s Rating Group (“S&P”); however, the Fund reserves the right to invest in lower-rated convertible securities that the portfolio manager believes offer the prospect of higher total returns (interest plus capital appreciation) than normally expected from such securities.  Lower-rated securities are not considered investment grade, and are deemed to have the status of “junk bonds.” Using a proprietary multiple asset allocation model to determine the exact allocations, the Fund allocates 15% to 50% of its assets to each of the three asset classes, although in most economic environments the allocation is expected to be in approximately equal proportions.  The Fund, under certain circumstances, will invest in exchange-traded and closed-end funds for liquidity and diversification purposes.  The Fund will sell securities when the model indicates that the target price has been reached, a greater value exists in another sector or a new, more desirable security presents better upside potential.  The Fund seeks to achieve long-term growth of capital through both income generation and capital appreciation.

Principal Investment Risks

All mutual funds carry a certain amount of risk, including the risk that the Fund may not achieve its investment objective.  The Fund’s returns will vary and you could lose money on your investment in the Fund.

Commodities Risk- Investments in companies engaged in exploration, mining, processing, distributing or dealing in gold, other precious metals, minerals and other commodities involves certain risks. These include unpredictable monetary policies and economic and political developments, such as currency devaluation or revaluations; increased environmental costs; concentration of the sources of the supply of commodities, and control over their sale; changes in U.S. or foreign tax, currency, environmental or mining laws; and trade restrictions between countries.

Company Risk  – Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Fund’s portfolio manager may decline in value, thereby causing the Fund to decline in value.

Credit Risk  - The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

General Risk  – There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to risks. The Fund generally is appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks.  When you sell your Fund shares, they may be worth less than what you paid for them, because the value of the Fund’s investments will vary from day-to-day.

Government Risk   - The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U. S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.  In addition, certain securities, such as those issued by Freddie Mac, Fannie Mae and the Federal Home Loan Banks are not obligations of, or insured by, the U.S. government.  If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price or yield could fall.

Interest Rate Risk - The value of your investment may decrease when interest rates rise.  The specific maturities of fixed income securities in which the Fund invests may fall in value more than other maturities.  Generally, due to changes in interest rates and other factors, the value of a portfolio of bonds with a longer effective maturity will fluctuate more than the value of a portfolio of bonds with a shorter effective maturity.

Junk Bond Risk -  Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk).  Such securities may also include “Rule 144A” securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk –The portfolio manager may select stocks that decline in value and do not experience growth as anticipated.

Prepayment Risk  - The value of the mortgage-backed securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.  During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities usually accelerates.  Prepayment may shorten the effective maturities of these securities, and the Fund may have to reinvest at a lower interest rate.

Real Estate Securities Risk  - The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate.  Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates.  When economic growth is slowing, demand for property decreases and prices may fall.  Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market.  Property values may also decrease because of overbuilding, extended vacancies, increases in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values.  The Fund’s investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market.  The performance of the real estate securities in which the Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

REIT Risk  - In addition to the risks facing real estate securities, the Fund’s investments in REITs generally involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Sector Risk - Securities within the same group of industries may decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may invest more heavily will vary.

Small Cap Risk – The Fund may invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization).  Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth.  Further, small-cap company stocks can be much more volatile than larger companies because changes in the economic climate can have a more pronounced effect on smaller companies.  Small cap companies may be more thinly traded than larger capitalization companies and subject to liquidity risk.

Stock Market Risk – The stock market is subject to significant fluctuations in value as a result of political, economic and market developments.  If the stock market declines in value, the Fund is likely to decline in value.  The stock market trades in cyclical price patterns, with prices generally rising or falling over time.  These cyclical periods may last for significant periods.

Temporary Investments

Under abnormal market or economic conditions, the Fund may adopt a temporary defensive investment position in the market. When a Fund assumes such a position, cash reserves may be a significant percentage (up to 100%) of the Fund’s total net assets. To the extent the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  During times when the Fund holds a significant portion of its net assets in cash, it will not be investing according to its investment objective, and the Fund’s performance may be negatively affected as a result.

APPENDIX C

INFORMATION APPLICABLE TO THE ACQUIRING FUND

MANAGEMENT OF THE ACQUIRING FUND AND OTHER ARRANGEMENTS WITH SERVICE PROVIDERS

Investment Adviser

Two Oaks Investment Management, LLC, 7110 North Fresno Street, Suite 450, Fresno, CA 93720,  (“Two Oaks Management”) serves as investment adviser to the Acquiring Fund.   Two Oaks Management is an investment advisory firm whose principal business is providing investment advice and counseling to mutual funds.   Two Oaks Management manages the Acquiring Fund’s day-to-day business affairs under the general supervision of the NLFT II Board. Hillcrest Wells Advisors, LLC serves as the investment adviser to the Predecessor Fund (“Hillcrest”).

Two Oaks Management is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.60% of the Acquiring Fund's average daily net assets.  Two Oaks Management has contractually agreed to reduce its fees and/or absorb expenses of the Acquiring Fund, until at least May 27, 2013, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.21% of the daily average net asset value of Class A shares; subject to possible recoupment from the Acquiring Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  As approved by the Santa Barbara Board at their meeting held on May 27, 2011, after May 27, 2013, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will increase to 1.50% of the daily average net asset value of Class A shares, since the current rate of other expenses payable by the Acquiring Fund will be higher than the rate currently payable by the Acquired Fund. Fee waiver and reimbursement arrangements can decrease the Acquiring Fund's expenses and boost its performance.  A discussion regarding the basis for the NLFT II Board' approval of the advisory agreement will be available in the Acquiring Fund's semi-annual shareholder report dated September 30, 2011.

Portfolio Managers

Blake T. Todd is the lead portfolio manager responsible for the day to day management of the Acquiring Fund.  Mr. Todd is the majority owner of Two Oaks Management.  Mr. Todd also has been a partner at Crowell Weedon & Co. since December 2006.  At Crowell Weedon & Co. he manages individual portfolios for private clients and retirement funds under the Montecito Investment Portfolios program within the Crowell Weedon RIA.  Prior to joining Crowell Weedon & Co., Mr. Todd has held various sales, portfolio management and management positions with The Seidler Companies, Sutro-RBC Dain Rauscher, Shearson Smith Barney, Kidder Peabody, and Dean Witter Reynolds beginning in 1979.

Jarrett Perez is a co-manager of the Acquiring Fund.  Mr. Perez is a minority owner of Two Oaks Management. Mr. Perez also has worked at Crowell Weedon & Co since 2006.  At Crowell Weedon & Co. he is the assistant portfolio manager for private clients and retirement funds in the Montecito Investment Portfolios program within the Crowell Weedon RIA.  Prior to joining Crowell Weedon & Co., Mr. Perez has held various sales, and operational duties with The Seidler Companies and UBS-Paine Weber beginning in 2002.  Mr. Perez is a level 3 CFA candidate.

The Acquiring Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed and their ownership securities.

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Gemini Fund Services, LLC (“GFS”), 450 Wireless Blvd, Hauppauge, New York 11788 (the “Administrator”), acts as administrator for the Acquiring Fund, subject to the supervision of the NLFT II Board.   GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor, as defined below.  GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the NLFT II Board at a meeting held on May 17, 2011.  The Administration Service Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the NLFT II Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the NLFT II Board or GFS on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Service Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Acquiring Fund; (ii) facilitating the performance of administrative and professional services to the Acquiring Fund by others, including the Acquiring Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Acquiring Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with the Acquiring Fund’s counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Acquiring Fund’s shareholders and the SEC; (iv) preparing in conjunction with the Acquiring Fund’s counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Acquiring Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the NLFT II Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the NLFT II Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Fund Accountant

GFS, pursuant to the Fund Accounting Service Agreement, provides the Acquiring Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Acquiring Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Acquiring Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Acquiring Fund’s Custodian or adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Acquiring Fund.

Custodian

The Bank of New York Mellon, (“BNYM ”), One Wall Street, New York, NY 10286, acts as custodian for the Acquiring Fund.  As such, BNYM holds all securities and cash of the Acquiring Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of NLFT II.  BNYM does not exercise any supervisory function over management of the Acquiring Fund, the purchase and sale of securities or the payment of distributions to shareholders.

Custody Administrator

Under the Custody Agreement with BNYM, GFS serves as custody administrator on behalf of the Acquiring Fund, and performs certain tasks on behalf of BNYM, for which it receives a share of the custody fees paid to the custodian, including a share of the asset-based fee and certain transaction fees.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE  68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Acquiring Fund pursuant to a written agreement with NLFT II. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4020 South 147th Street, Omaha, NE 68137, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to NLFT II as well as related compliance services pursuant to a consulting agreement between NLCS and NLFT II.  The Acquiring Fund pays a compliance service fee to NLCS.

Legal Counsel

Alston & Bird LLP, 950 F Street NW, Washington, D.C. 20004 serves as NLFT II’s legal counsel.  Thompson Hine LLP, 312 Walnut Street, Suite 1400, Cincinnati, Ohio  45202, serves as counsel to the Santa Barbara Funds.

Distributor

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Acquiring Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of FINRA.

Capital Research Brokerage Services, LLC, located at 15 S. Raymond Avenue, Suite 200, Pasadena, California, acts as principal underwriter for the Santa Barbara Funds. Capital Research Brokerage Services, LLC facilitates the registration of each of the Santa Barbara Fund’s shares under state securities laws and assists in the sale of shares.  Capital Research Brokerage Services, LLC is paid by Hillcrest pursuant to the terms of a written agreement.

HOW TO BUY SHARES OF THE ACQUIRING FUND

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of the Acquiring Fund shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Acquiring Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Acquiring Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Acquiring Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Acquiring Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the New Trust Board and evaluated by the New Trust Board as to the reliability of the fair value method used.  In these cases, the Acquiring Fund 's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Acquiring Fund may use independent pricing services to assist in calculating the value of the Acquiring Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Acquiring Fund. Because the Acquiring Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Acquiring Fund's portfolio securities may change on days when you may not be able to buy or sell Acquiring Fund shares.  In computing the NAV, the Acquiring Fund values foreign securities held by the Acquiring Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Acquiring Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Acquiring Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Acquiring Fund calculates its NAV, the adviser may need to price the security using the Acquiring Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Acquiring Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Acquiring Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Acquiring Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges apply to your purchases of Class A shares of the Acquiring Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.25%	5.54%	4.50%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.50%
$1,000,000 and above	1.00%	1.02%	0.75%

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, NE 68137 (the “Distributor”), the Acquiring Fund’s principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with the Distributor to sell shares of the Acquiring Fund. The dealer’s concession may be changed from time to time. The Distributor may from time to time offer incentive compensation to dealers who sell shares of the Acquiring Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load.

Reducing Your Initial Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Distributor in writing and supply your account number at the time of purchase.  You may combine your purchase with those of your "immediate family" (your spouse and your children under the age of 21) for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Right of Accumulation:   To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Acquiring Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of the Acquiring Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•

Shares held directly in the Acquiring Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent:   Under a Letter of Intent ("LOI"), you commit to purchase a specified dollar amount of Class A shares of the Acquiring Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the Acquiring Fund to hold in escrow 5% of the total amount you intend to purchase.  If you do not complete the total intended purchase at the end of the 13 month period, the Acquiring Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Waiving Your Class A Sales Charge

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Acquiring Fund sponsored by the adviser or any of its subsidiaries, their families ( e.g., spouse, children, mother or father) and any purchases referred through the adviser.

•

Employees of the adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

•

Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

•

Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan's investments in the Acquiring Fund are part of an omnibus account. A minimum initial investment of $1 million in the Acquiring Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements.

The Acquiring Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an "NAV transfer").

Minimum Investment Amounts

Payments for Acquiring Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Acquiring Fund management reserves the right to reject any purchase order for the Acquiring Fund’s shares if, in the Acquiring Fund’s opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Acquiring Fund shares is subject to the following minimum investment amounts:

	MINIMUM INVESTMENT TO OPEN AN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$1,000
IRAs*	$1,000	$ 100
Coverdell ESAs	$ 500	$ 500**

FOR AUTOMATIC INVESTMENT PLAN PARTICIPANTS

	MINIMUM INVESTMENT TO OPEN AN ACCOUNT	MINIMUM SUBSEQUENT INVESTMENTS
Regular	$2,500	$100 per month
IRAs*	$1,000	$100 per month
Coverdell ESAs	$ 500	$500**

                                                        *Includes traditional IRAs, Roth IRAs and Simple IRAs.

                                                          **Up to a maximum of $2,000 per year.

Opening and Adding to Your Account

You can invest in the Acquiring Fund by mail, wire transfer or through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone.  You may also invest in the Acquiring Fund through an automatic payment plan. Any questions you may have can be answered by calling the Fund at 1-800-723-8637.

Purchase by Mail

To make your initial investment in the Acquiring Fund, simply complete the Account Application, make a check payable to the Acquiring Fund and mail the Application and check to:

Two Oaks Diversified Growth and Income Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, NE 68137

To make subsequent purchases, simply make a check payable to the Acquiring Fund and mail the check to the above-mentioned addresses. Be sure to note your Acquiring Fund account number on the check.

Your purchase order, if accompanied by payment, will be processed upon receipt by Gemini Fund Services, LLC, the Acquiring Fund’s transfer agent. If the transfer agent receives your order and payment by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern time), your shares will be purchased at the Acquiring Fund’s POP calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the POP determined as of the close of regular trading on the next business day.

Wire Transfer Purchases

If you wish to wire money to make a subsequent investment in to the Acquiring Fund, please call the Acquiring Fund at 800-723-8637 for wiring instructions and to notify the Acquiring Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Acquiring Fund will normally accept wired funds for investment on the day received if they are received by the Acquiring Fund’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you for wiring same-day funds.

Purchases through Financial Service Organizations

You may purchase shares of the Acquiring Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker, dealer or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Acquiring Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Acquiring Fund. If you are investing through a securities broker, dealer or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers, dealers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Automatic Investment Plan

You may purchase shares of the Acquiring Fund through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Acquiring Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan application. You may only select an account maintained at a domestic financial institution, which is an Automated Clearing House (“ACH”) member for automatic withdrawals under the Plan. The Acquiring Fund may alter, modify, amend or terminate the Plan at any time, but will notify you if it does so. For more information, call the Acquiring Fund’s transfer agent at 800-723-8637.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share POP determined at the close of business on the day that the transfer agent receives the telephone purchase request.  Call the transfer agent for details. You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Acquiring Fund may revise or eliminate the ability to purchase Acquiring Fund shares by phone or may charge a fee for such service, although the Acquiring Fund does not currently expect to charge such a fee.

The transfer agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the transfer agent nor the Acquiring Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Acquiring Fund has authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Acquiring Fund has failed to follow procedures such as the above. However, if the Acquiring Fund fails to follow such procedures, it may be liable for such losses.

Miscellaneous Purchase Information

All applications to purchase shares of the Acquiring Fund are subject to acceptance or rejection by authorized officers of NLFT II and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or wire transfer drawn on a U.S. bank, savings and loan association or credit union. In addition to any loss sustained by the Acquiring Fund, the Acquiring Fund’s custodian may charge a fee against your account for any payment check returned to the custodian for insufficient funds.   The Acquiring Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to current shareholders.  If you place an order for Acquiring Fund shares through a securities broker and you place your order in proper form before 4:00 p.m. Eastern time on any business day (a day when the NYSE is open) in accordance with their procedures, your purchase will be processed at the POP calculated at 4:00 p.m. on that day, provided the securities broker transmits your order to the transfer agent before 5:00 p.m. Eastern time. The securities broker must send to the transfer agent immediately available funds in the amount of the purchase price within three business days of your order.

Federal regulations require that you provide certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Acquiring Fund will be required to withhold a percentage, as specified by the Internal Revenue Code, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

How to Redeem Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

Two Oaks Diversified Growth and Income Fund
c/o Gemini Fund Services, LLC
4020 South 147th Street. Suite 2
Omaha, NE 68137

The selling price of the shares being redeemed will be the Acquiring Fund’s per share net asset value next calculated after receipt of all required documents in “good order,” less any applicable CDSC. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good order means that the request must include:

1. Your account number;

2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3. The signatures of all account owners exactly as they are registered on the account;

4. Any required signature guarantees; and

5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Medallion Signature Guarantees

A medallion signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

1. if you change the ownership on your account;

2. when you want the redemption proceeds sent to a different address than is registered on the account;

3. any redemption transmitted by federal wire transfer to your bank; and

4. if a change of address request has been received by the Acquiring Fund or Gemini Fund Services within 15 days previous to the request for redemption.

In addition, medallion signature guarantees are required for all redemptions of $25,000 or more from any shareholder account. A redemption will not be processed until the medallion signature guarantee, if required, is received in good order.

Medallion signature guarantees are designed to protect both you and the Acquiring Fund from fraud.  To obtain a medallion signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution (Notaries public cannot provide medallion signature guarantees).  Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words “Medallion Signature Guarantee.”

By Telephone

You may redeem your shares in the Acquiring Fund by calling the transfer agent at 1-800-723-8637 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if the Acquiring Fund or the transfer agent received a change of address request within 15 days previous to the request for redemption.  During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the transfer agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to make redemption by telephone if desired. If you purchase your shares by check and then redeem your shares before your check has cleared, the Acquiring Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Acquiring Fund’s custodian charges a $10.00 fee for outgoing wires.

Redemption at the Option of the Acquiring Fund

If the value of the shares in your account falls to less than $500, the Acquiring Fund may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Acquiring Fund reserves this right because of the expense to the Acquiring Fund for maintaining very small accounts.

Exchanging Fund Shares

You will not pay a sales charge on an exchange if you are eligible for a sales charge waiver or if you paid the applicable sales charge on the shares you are exchanging.  Otherwise, you will pay a sales charge equal to the difference between the sales charges you paid on the shares you are exchanging and the sales charge payable on the shares you are receiving.

Exchanges are processed the same business day they are received, provided they are received before 4:00 p.m. eastern time.  The exchange is made at the NAV per share of the Acquiring Fund next determined after the exchange request is received.  Generally, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

All exchanges are subject to a fund’s investment minimum or eligibility requirement.  The Acquiring Fund does not charge a fee for exchanges.  You may request an exchange by contacting your financial services firm, by calling 1-800-723-8637, or by writing the Acquiring Fund at:

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Before making an exchange request, you should read the Prospectus of the fund whose shares you would like to purchase by exchange.  Exchanges will be processed only if the fund into which you are exchanging is registered in your state of residence.  The Acquiring Fund may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market.  Therefore, to prevent disruptions in the management of the Acquiring Fund, the Acquiring Fund limits excessive exchange activity. Your exchange privilege will be revoked if the exchange activity is considered excessive.  In addition, the Acquiring Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Acquiring Fund and/or its shareholders to accept the exchange.

Anti-Money Laundering and Customer Identification Programs

The USA P ATRIOT Act requires financial institutions, including the Acquiring Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Application Form, you will be required to supply the Acquiring Fund with information, such as your taxpayer identification number, that will assist the Acquiring Fund in verifying your identity. As required by law, the Acquiring Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.   The Acquiring Fund may not be able to open your account or complete a transaction for you until the Acquiring Fund is able to verify your information. When opening an account for a foreign business, enterprise or non-US person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).  You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Fund currently uses several methods to reduce the risk of market timing.  These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy.”  If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its adviser will further evaluate the shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy.  Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

DISTRIBUTION OF SHARES

Distributor

Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of FINRA.  Shares of the Fund are offered on a continuous basis.

Distribution Fees

The Fund has adopted Distribution Plans ("12b-1 Plans" or "Plans"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of  0.25% and 1.00% of the of the Fund's average daily net assets attributable to Class A shares and Class C shares, respectively.

The Fund's distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

Payments under the 12b-1 Plans are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by the Fund Manager or the Distributor and such payments may exceed the expenses actually incurred

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries

The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the Distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding

To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-800-723-8637 on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s policies and procedures with respect to the disclosure of its portfolio securities are available in the Fund’s Statement of Additional Information.

APPENDIX D

Capitalization

The following tables set forth the existing capitalization (unaudited) of The Acquired Fund and the Two Oaks Diversified Growth and Income Fund as of March 31, 2011 and the pro forma combined capitalization of the Two Oaks Diversified Growth and Income Fund as of March 31, 2011 as if the reorganization had occurred on that date.  If approved by shareholders, The Acquired Fund will be reorganized into the newly organized shell series, Two Oaks Diversified Growth and Income Fund.

The Acquired Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$14,382,651	1,358,148	10.59

Two Oaks Diversified Growth and Income Fund (Pro Forma Surviving Fund)	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A	$14,382,651	1,358,148	10.59

APPENDIX E

Comparison of Organizational Documents

As a series of The Santa Barbara Group of Mutual Funds, Inc. (“the Santa Barbara Group”), a Maryland corporation, the Acquired Fund is subject to the provisions of the Santa Barbara Group’s Articles of Incorporation, as amended, and Bylaws. As a series of Northern Lights Fund Trust II, a Delaware statutory trust, each Acquiring Fund is subject to the provisions of NLFT II’s Agreement and Declaration of Trust and Bylaws. For convenience, articles of incorporation, declarations of trust and bylaws shall be referred to below generally as “Charter Documents.” The provisions of the Santa Barbara Group’s and NLFT II’s Charter Documents are similar in many ways, but differ in some respects.

The following are summaries of a number of the significant differences between the Santa Barbara Group’s and NLFT II’s Charter Documents. For additional information regarding all of the differences, shareholders should refer directly to the Charter Documents, copies of which may be obtained by contacting the applicable Fund at its address or toll-free telephone number listed on the cover of this Prospectus/Proxy Statement.

Comparison of the Santa Barbara Group’s Charter Documents to NLFT II’s Charter Documents.

Removal of Directors/Trustees. The Santa Barbara Group’s Articles of Incorporation provide a Director may be removed with or without cause by the affirmative vote of a majority of (a) the Board of Directors, (b) a committee of the Board of Directors appointed for such purpose, or (c) the stockholders by vote of a majority of the outstanding shares of the Santa Barbara Group.  The NLFT II Declaration of Trust provides that a Trustee may be removed at any time, with or without cause, by a majority of the Trustees then in office at a duly constituted meeting. NLFT II’s shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Election of Officers. The Santa Barbara Group’s Bylaws provide that the officers of the Santa Barbara Group will be elected by the Board of Directors annually, although the Board of Directors may delegate on or more officers or agents the power to appoint subordinate officers and to prescribe their rights, terms of office, authorities and duties. The Chief Compliance Officer must be approved by the Board of Directors, including a majority of the Independent Directors. The NLFT II Bylaws provide for the Board of Trustees to appoint the Trust’s officers, who shall each serve at the pleasure of the NLFT II Board, subject to the rights, if any, of an officer under any contract of employment, although the Board may empower the president to appoint certain subordinate officers.

Shareholder Meetings. The NLFT II Charter Documents provide that meetings of the Shareholders of the Trust or a Series may be called by the Board of Trustees, Chairman of the Board or the President of the Trust for any lawful purpose. Special meetings of the Shareholders of the Trust or any Series shall be called by the Board of Trustees, Chairman or President upon the written request of Shareholders owning at least one third of the outstanding Shares entitled to vote. The Santa Barbara Group’s Bylaws provide that special meetings of the Shareholders may be called by the Secretary upon receipt of written request of the holders of shares entitled to cast not less than 10% of the votes entitled to be cast at such meeting, provided that (1) such request shall state the purposes of such meetings and the matters proposed to be acted on, and (2) the stockholders requesting such meeting shall have paid to the Santa Barbara Group the reasonably estimated costs of preparing and mailing the notice of the meeting. No special meeting may be called upon the request of stockholders to consider any matter which is substantially the same as a matter voted upon at any special meeting of the stockholders held during the preceding 12 months, unless requested by the holders of a majority of all shares entitled to vote at such meeting.

Record Dates. NLFT II’s Declaration of Trust provides that for purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than 180 days nor less than 7 days before the date of any such meeting. If the Board of Trustees does not so fix a record date, the record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day which is 5 business days next preceding to the day on which the meeting is held.

The record date for determining Shareholders entitled to give consent to action in writing without a meeting, (i) when no prior action by the Board of Trustees has been taken, shall be the day on which the first written consent is given, or (ii) when prior action of the Board of Trustees has been taken, shall be at the close of business on the day on which the Board of Trustees adopts the resolution taking such prior action or the 75th day before the date of such other action, whichever is later. NLFT II’s Declaration of Trust also provides that, for the purpose of determining the Shareholders of any Series or class who are entitled to receive payment of any dividend or of any other distribution, the Board of Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other distribution, as the record date for determining the Shareholders of such Series or class having the right to receive such dividend or distribution.

The Santa Barbara Group’s Bylaws provide that the Board of Directors may fix a time not less than 10 nor more than 90 days prior to the date of any meeting of stockholders or prior to the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose without a meeting, as the time as of which stockholders entitled to notice of and to vote at such a meeting or whose consent or dissent is required may be expressed for any purpose, shall be determined, and all persons who were holders of record of voting stock at such time shall be entitled to notice of and to vote at such meeting, or to express their consent or dissent. If no record date is fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be the later of (i) the close of business of the day on which notice of the meeting is mailed, (ii) the thirtieth day before the meeting, or (iii) if notice is waived by all stockholders, at the close of business on the 10th day next preceding the day on which the meeting is held. The Board of Directors may fix a record date for determining stockholders entitled to receive payment of a dividend or distribution, but such date shall be not more than 90 days before the date on which such payment is made. If no record date has been fixed, the record date for determining stockholders entitled to receive dividends or distributions shall be the close of business of the day on which the resolution of the Board of Directors declaring the dividend or distribution is adopted, but the payment shall not be made more than 60 days after the date on which the resolution is adopted.

Shareholder Voting Rights. NLFT II’s Declaration of Trust Provides that the Shareholders shall have power to vote only (i) for the election of Trustees; (ii) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the Commission; and (iii) on such other matters as the Board of Trustees may consider necessary or desirable. The Santa Barbara Group Articles of Incorporation provide that on each matter submitted to a vote of stockholders, each holder of a share of capital stock shall be entitled to one vote for each full share and a fractional vote for each fractional share of the Santa Barbara Group, provided that (a) when the Maryland General Corporation Law or the 1940 Act requires that a class or series vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected class[es] or series and other classes or series shall vote as a single class or series, and (b) unless otherwise required by those laws, no class or series shall vote on any matter which does not affect the interest of that class or series.

Shareholder Liability. Both the Santa Barbara Group’s Articles of Incorporation and NLFT II’s Declaration of Trust disclaim personal liability for shareholders for any claims against the Santa Barbara Group and NLFT II, or any series or class of shares.  Additionally, NLFT II’s Declaration of Trust provides that a shareholder or former shareholder held to be personally liable solely by reason his or her being or having been a shareholder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, out of the assets of the appropriate series of the Trust.

Trustee/Director Liability and Indemnification. The NLFT II Charter Documents and the Santa Barbara Group’s Charter Documents contain substantially similar indemnification obligations and procedures for Directors/Trustees, officers and agents of the Santa Barbara Group and NLFT II.

Trustees’ Plenary Powers and Powers with Respect to Amendments. The Directors of the Santa Barbara Group and the Trustees of NLFT II are responsible for managing the business of the Santa Barbara Group and NLFT II, as applicable, and have all powers necessary or convenient to carry out that responsibility.

The NLFT II Declaration of Trust may generally be amended and/or restated at any time by the Trustees, although an instrument in writing signed by a majority of the then Board of Trustees is required. The NLFT II Declaration of Trust also provides that, if a Shareholders’ vote is required for approval of such amendment (as is the case for certain amendments which have the effect of materially decreasing the rights of Shareholders), a majority of votes cast at a Shareholders’ meeting shall be required for approval.  The Santa Barbara Group’s Articles of Incorporation simply state that the Santa Barbara Group reserves the right to amend, alter, change or repeal any provision of the Articles of Incorporation, and that all rights conferred upon stockholders therein are granted subject to that reservation.

Involuntary Redemptions. Both the NLFT II Declaration of Trust and the Santa Barbara Group’s Articles of Incorporation generally provide that the Board of Trustees or Board of Directors, as applicable, may from time to time and without the vote or consent of investors, and subject to the 1940 Act, redeem shares or authorize the closing of any shareholder account, subject to such conditions as may be established by the Board of Trustees or the Board of Directors.

Amendments to Bylaws. The NLFT II Bylaws provide that they may be amended or repealed by Board of Trustees and that the Bylaws may be amended or repealed by the affirmative vote or written consent of two-thirds of the outstanding shares entitled to vote, except as otherwise provided by applicable law or by the Declaration of Trust or the Bylaws. The Santa Barbara Group’s Bylaws state that the Bylaws may be amended, altered or repealed at any regular meeting of the stockholders or at any special meeting of the stockholders at which a quorum is present or represented, provided that notice of the proposed amendment be contained in the notice of such special meeting. In addition, the Santa Barbara Group’s Bylaws provide that they may be amended, altered or repealed by an affirmative vote of a majority of the Board of Directors, except any particular Bylaw which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of the 1940 Act.

THE MONTECITO FUND

(A SERIES OF SANTA BARBARA GROUP OF MUTUAL FUNDS)

(CLASS A)

1270 Hillcrest Avenue

Pasadena, California 91106

Telephone 1-800-723-8637

To reorganize into:

TWO OAKS DIVERSIFIED GROWTH AND INCOME FUND

(A SERIES OF NORTHERN LIGHTS FUND TRUST II)

(CLASS A)

7110 North Fresno Street, Suite 450

Fresno, CA 93720

Telephone 1-800-723-8637

STATEMENT OF ADDITIONAL INFORMATION

Dated July 18, 2011

(Special Meeting of Shareholders of The Acquired Fund)

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Prospectus and Proxy Statement dated July 18, 2011 ("Prospectus/Proxy Statement") for the special meeting of shareholders of The Montecito Fund (the "Acquired Fund") to be held on July 29, 2011 (the "Meeting").  Copies of the Prospectus/Proxy Statement may be obtained without charge by calling 1-800-723-8637. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Acquired Fund is contained in its Statement of Additional Information, dated August 1, 2010, which is incorporated herein by reference with respect to the Acquired Fund (so it is legally considered a part of this SAI). The audited financial statements and related  independent  registered public accountant's report for the Acquired Fund contained in the Annual Report to Shareholders of the Santa Barbara Group of Mutual Funds, Inc.  (the "Santa Barbara Funds") for the fiscal year ended March 31, 2011 are also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

No person has been authorized to give any information or to make any representations not contained in the Prospectus/Proxy Statement or in this SAI in connection with the offering made by the Prospectus/Proxy Statement, and, if given or made, such information or representations must not be relied upon as having been authorized by Two Oaks Diversified Growth and Income Fund (the "Acquiring Fund") or its distributor.  The Prospectus/Proxy Statement and this SAI do not constitute an offering by the Acquiring Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

TABLE OF CONTENTS

Section Title

Page Number

General Information

3

Investment Information

3

Investment Restrictions

4

Additional Information About Investments and Risks

5

Disclosure of Portfolio Holdings

15

Trustees and Officers

16

Principal Shareholders

21

Investment Adviser

22

Portfolio Managers

23

Other Service Providers

25

Distribution Plans

27

Code of Ethics

28

Proxy Voting Policy

28

Portfolio Turnover

29

Brokerage Allocations and Portfolio Transactions

29

Purchase and Redemption of Shares

29

Tax Information

30

Financial Statements

35

GENERAL INFORMATION

The shareholders of The Montecito Fund (the "Acquired Fund") are being asked to approve an Agreement and Plan of Reorganization (the "Plan of Reorganization") between the Santa Barbara Group of Mutual Funds, Inc.  (the "Santa Barbara Funds") (on behalf of the Acquired Fund) and Northern Lights Fund Trust II (“NLFT II”) (on behalf of its newly created series named the Two Oaks Diversified Growth and Income Fund (the "Acquiring Fund")) and the  transactions contemplated thereby. A form of the Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement. The Plan of Reorganization contemplates certain transactions, including: (a) the transfer of all assets of the Acquired Fund to, and the assumption of all liabilities of the Acquired Fund by, the Acquiring Fund in exchange solely for shares of the Acquiring Fund; and (b) the distribution of the Acquiring Fund shares pro rata to shareholders of the Acquired Fund (the "Proposed Reorganization").

The Special Meeting of Shareholders of the Acquired Fund to consider the Plan of Reorganization and the related transactions will be held at the offices of Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788 on Friday, July 29, 2011 at 10 a.m. Eastern Time. For further information about the transaction, see the Prospectus/Proxy Statement.

Two Oaks Investment Management, LLC (“Two Oaks Management” or the “adviser”), will act as investment adviser to the Acquiring Fund.

NLFT II will not issue share certificates. All shares will be held in non-certificate form registered on the books of NLFT II and NLFT II’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the NLFT II Board may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of NLFT II not readily identifiable as belonging to a particular series are allocated by or under the direction of the NLFT II Board in such manner as the NLFT II Board determines to be fair and equitable.  No shareholder is liable to further calls or to assessment by NLFT II without his or her express consent.

The Acquiring Fund is offering Class A shares. Each share class represents an interest in the same assets of Acquiring Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The NLFT II Board may classify and reclassify the shares of Acquiring Fund into additional classes of shares at a future date.

INVESTMENT INFORMATION

Acquiring Fund will be a diversified series of NLFT II, a Delaware statutory trust that is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. NLFT II was formed on August 26, 2010, and its registration with the SEC became effective as of June 30, 2011.

The  following  information  supplements  the  discussion  in  the Prospectus/Proxy  Statement of the investment  objective,  policies,  and limitations of the Acquiring Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Acquiring Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the NLFT II Board without shareholder approval.  The fundamental investment policies and limitations of the Acquiring Fund may not be changed without the approval of the lesser of:

(1)

67% of the total units of beneficial interest ("shares") of Acquiring Fund represented at a meeting at which more than 50% of the outstanding Acquiring Fund shares are represented, or

(2)

a majority of the outstanding shares of Acquiring Fund.

These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act"), and are referred to in this SAI as a "1940 Act majority vote."

INVESTMENT RESTRICTIONS

The Acquiring Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Acquiring Fund’s outstanding voting securities.  The Acquiring Fund may not:

1.

make further investments when 25% or more of its total assets would be invested in any one industry (this limitation is not applicable to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or repurchase agreements with respect thereto);

2.

invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Acquiring Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Acquiring Fund and to not more than 10% of the outstanding voting securities of such issuer;

3.

borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Acquiring Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

4.

make loans to other persons, except (i) by loaning portfolio securities, (ii) by engaging in repurchase agreements, or (iii) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities;

5.

underwrite securities of other issuers, except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

6.

purchase or sell real estate or mortgages on real estate, (although the Acquiring Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein); or

7.

invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of the Acquiring Fund, the following policies supplement the investment objective and policies of the Acquiring Fund as set forth in the Prospectus.

U.S. Government Securities -- The Acquiring Fund may invest in U.S. government securities.  U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.  Securities guaranteed by the U.S. government include:

(i) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (ii) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities).  With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality.  Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury.  However, they involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality.  These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, and Student Loan Marketing Association.

For more detailed information regarding the characteristics of securities issued by U.S. government agencies and instrumentalities, please read the section of this SAI entitled "Mortgage-Backed Securities."

Commercial Paper-- The Acquiring Fund may invest in commercial paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.  The Acquiring Fund may invest in commercial paper, which, at the date of investment, is rated A-1 or higher by Standard & Poor’s Corporations or Prime-1 or higher by Moody Investors Services, Inc.

Foreign Securities-- T he  Fund may invest up to 45% of the value of their respective total assets in securities of foreign issuers represented by American Depositary Receipts listed on a U.S. domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange.  Income and gains on such securities may be subject to foreign withholding taxes.  Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies.  Foreign markets have substantially less volume than larger U.S. exchanges and markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies.  Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher.  In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

Borrowing -- The Acquiring Fund is authorized to borrow money from a bank in amounts up to 5% of the value of its total assets at the time of such borrowing for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act to meet redemption requests.   The Acquiring Fund will not engage in the purchase of portfolio securities while borrowings exceed 5% of its total assets.  Fund borrowings may be unsecured.  The 1940 Act requires the Acquiring Fund to maintain continuous asset coverage of 300% of the amount borrowed.  If the Acquiring Fund's asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Acquiring Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Acquiring Fund.  Money borrowed will be subject to interest costs, which may or may not be recovered by an appreciation of the securities purchased.  The Acquiring Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.   The Acquiring Fund may, in connection with permissible borrowing, pledge securities owned by the Acquiring Fund as collateral.

Exchange Traded Funds-- The Acquiring Fund may invest in a range of exchange-traded funds ("ETFs").  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.   The Acquiring Fund may redeem creation units for the underlying  securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if Two Oaks Management believes it is in the Acquiring Fund's interest to do so.   The Acquiring Fund's ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Acquiring Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Acquiring Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Acquiring Fund intend s to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Acquiring Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Acquiring Fund invests in a sector product, the Acquiring Fund is subject to the risks associated with that sector.

Investment Company Securities-- The Acquiring Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Acquiring Fund 's investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Acquiring Fund’s shareholders indirectly will bear the Acquiring Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Acquiring Fund’s own operations.

Under Section 12(d)(1) of the 1940 Act, a fund may only invest up to 5% of its total assets in the securities of any one investment company (the “5% Limitation”), but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies (the “10% Limitation”).

However, the Acquiring Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”) for funds of funds.  In addition, the Acquiring Fund may rely on Rule 12d1-1, which allows a fund to invest in money market funds without limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds, or the fund's adviser waives its advisory fees in an amount necessary to offset any sales charge or service fee.

The Acquiring Fund may purchase shares of investment companies which charge a redemption fee to shareholders (such as the Acquiring Fund) that redeem shares of the investment companies within a certain period of time (such as one year). The fee is payable to the investment company. Accordingly, if the Acquiring Fund were to invest in an investment company and incur a redemption fee as a result of redeeming shares in such investment company, the Acquiring Fund would bear such redemption fee. The Acquiring Fund will not, however, invest in shares of an investment company that is sold with a contingent deferred sales load.

Equity Securities--The Acquiring Fund will invest in equity securities.  Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Common stocks generally have voting rights.  Warrants are options to purchase equity securities at a specified price valid for a specific time period.  Warrants may be either perpetual or of limited duration but usually do not have voting rights, pay dividends or have rights with respect to the assets of the corporation issuing them.  Rights are similar to warrants, but normally have shorter durations and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock, within a particular period of time, at a specified price or formula.  A convertible security generally entitles a holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of Two Oaks Management.  As a result, the return and net asset value of the Acquiring Fund will fluctuate.  Securities in the Acquiring Fund’s portfolio may not increase as much as the market as a whole, and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Acquiring Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Corporate Debt Securities-- The Acquiring Fund may invest in corporate debt securities.  Corporate debt securities are bonds, non-convertible preferred stock that have fixed dividends and give the issuer the right to redeem the stock at a specified date and price, and notes issued by businesses in order to finance credit needs.  Corporate debt securities also include commercial paper.

Corporate debt securities also include zero coupon securities.  Zero coupon securities are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date).  These securities involve risks that are similar to those of other debt securities, although they may be more volatile, and the values of certain zero coupon securities move in the same direction as interest rates.  The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.  The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.

The Acquiring Fund will invest only in investment grade debt securities.  Two Oaks Management considers corporate debt securities to be of investment grade quality if they are rated in the investment grade categories by S&P or Moody’s Investors Services, Inc. ("Moody’s"), or if unrated, are determined by Two Oaks Management to be of comparable quality.

Repurchase Agreements -- The Acquiring Fund may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short - term investment in which the purchaser (i.e., a fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase).  Any repurchase transactions entered into by the Acquiring Fund require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Acquiring Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Acquiring Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by Two Oaks Management to be creditworthy.  Two Oaks Management monitors the creditworthiness of the banks and securities dealers with which the Acquiring Fund engages in repurchase transactions.  The Acquiring Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Convertible Securities-- The Acquiring Fund may invest in convertible securities, including fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Illiquid And 144A Securities-- The Acquiring Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Acquiring Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Acquiring Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by FINRA.

Under guidelines adopted by the NLFT II Board, Two Oaks Management may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, Two Oaks Management will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer.  In the case of commercial paper, Two Oaks Management will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Manager determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Manager to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Acquiring Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Mortgage-Backed Securities --The Acquiring Fund may invest in mortgage-backed securities.  Mortgage-backed securities represent participation interests in pools of one-to-four family residential mortgage loans originated by private mortgage originators.  Traditionally, residential mortgage-backed securities have been issued by U.S. governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac.

The Acquiring Fund does not intend to invest in commercial mortgage-backed securities.  Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time.  However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.  The types of residential mortgage-backed securities in which the Acquiring Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities.  The Acquiring Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans issued by the U.S. government or guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.  The guaranteed mortgage pass-through securities in which the Acquiring Fund will invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities.   Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations.  CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (“Mortgage Assets”).

Multi-class pass-through securities are equity interests in a fund composed of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.  CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.  Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.  In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Acquiring Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans.  The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates.   Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act.  Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968.  Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending.  Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Each Fannie Mae Certificate entitles its registered holder to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government.  In order to meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.   Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing.  The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.  On September 7, 2008, the U.S. Treasury Department and the FHFA announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received.  Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities.  The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act (the "FHLB Act").  The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions.  The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding.  Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities. Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the funds are channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U. S. government.  The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the FHLB Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the FHLB Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHL Banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

STRIPS -- The Acquiring Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities).  The Federal Reserve creates STRIPS by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities.  To the extent the Acquiring Fund purchases the principal portion of the STRIP, the Acquiring Fund will not receive regular interest payments.  Instead they are sold at a deep discount from their face value.  The Acquiring Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders.  Because no cash is received at the time such income is accrued, the Acquiring Fund may be required to liquidate other Acquiring Fund securities to satisfy its distribution obligations.  Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change.  In calculating its dividend, the Acquiring Fund takes into account as income a portion of the difference between the principal portion of the STRIP’s purchase price and its face value.

Real Estate Investment Trusts ("REITs") -- The Acquiring Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Acquiring Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Acquiring Fund invests in addition to the expenses incurred directly by the Acquiring Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks.  When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•

limited financial resources;

•

infrequent or limited trading; and

•

more abrupt or erratic price movements than larger company securities.

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

DISCLOSURE OF PORTFOLIO HOLDINGS

NLFT II maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Acquiring Fund’s portfolio investments to ensure that such disclosure is in the best interests of the Acquiring Fund’s shareholders. In adopting the policies, the NLFT II Board considered actual and potential material conflicts that could arise between the interest of Acquiring Fund shareholders, Two Oaks Management, the distributor, or any other affiliated person of the Acquiring Funds. Disclosure of the Acquiring Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Acquiring Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating the Acquiring Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Acquiring Fund’s portfolio along with related performance attribution statistics. NLFT II believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, the Acquiring Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, the Acquiring Fund’s President or Chief Compliance Officer may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Acquiring Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the NLFT II Board.

In addition, the Acquiring Funds’ service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to the Acquiring Funds. In no event shall Two Oaks Management, its affiliates or employees, or the Acquiring Fund receive any direct or indirect compensation in connection with the disclosure of information about the Acquiring Fund’s portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Acquiring Fund’s shareholders and Two Oaks Management, the distributor and their affiliates or employees and any affiliated person of the Acquiring Fund, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

Additions to List of Approved Recipients

The Acquiring Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Acquiring Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Acquiring Fund, Two Oaks Management or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Acquiring Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

NLFT II’s Chief Compliance Officer will report periodically to the NLFT II Board with respect to compliance with the Acquiring Fund’s portfolio holdings disclosure procedures, and from time to time will provide the NLFT II Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that NLFT II’s policies on disclosure of portfolio holdings will protect the Acquiring Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

TRUSTEES AND OFFICERS

The NLFT II Board manages the business and affairs of NLFT II and appoints or elects officers responsible for the day-to-day operations of NLFT II and the execution of policies established by NLFT II Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of NLFT II or an adviser or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full NLFT II Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the adviser, the performance of the Acquiring Fund, the adviser’s costs and the profitability of the agreements to the adviser, ancillary benefits to the adviser or their affiliates in connection with its relationship to Acquiring Fund and the amount of fees charged in comparison to those of other investment companies.

The Audit Committee consists of the Independent Trustees of NLFT II. The primary function of the Audit Committee is to assist the full NLFT II Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full NLFT II Board, reviews the independence of the independent auditors, reviews the adequacy of Acquiring Fund’s internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full NLFT II Board.

The term of office for each Trustee is for the duration of NLFT II or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of NLFT II, including their principal occupations for the last five years, is set forth below.

                                Independent Trustees:

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Charles Hobson Dry Age: 72	Trustee since May 2011	Founder and President, Government Procurement Solutions, LLC (government consulting firm), Native Gaming Solutions, LLC (gaming consulting firm), American Gateway, LLC (transportation development and consulting company), Native American Personnel Services, LLC (staffing firm), Oklahoma BioFuels, Inc.	5	Board of Aviation at the University of Oklahoma.
Anthony H. Lewis Age: 64	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	5	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (magnet manufacturer)
Keith Rhoades Age: 63	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	5
Randy Skalla Age: 49	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	5	Orizon Investment Counsel (financial services company) Board Member

                    Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Brian Nielsen**** Age: 38	Trustee Since May 2011

Assistant Secretary to Northern Lights Fund Trust since 2011; Director and Secretary of Constellation Trust Company since 2004; Assistant Secretary of Gemcom, LLC (financial printer) since 2004; Assistant Secretary and Manager of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003; Assistant Secretary of Gemini Fund Services, LLC since 2003; General Counsel, Manager, President and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment adviser) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (RIA services company) since 2001.

5
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	President Since May 2011

President and Manager, Gemini Fund Services, LLC since 2006; formerly Senior Vice President and Director of Administration from 2001 to 2005; formerly Manager, Northern Lights Compliance Services, LLC from 2006 to 2008; Manager since 2006 and President since 2004, GemCom LLC.

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since May 2011

Administration, Gemini Fund Services, LLC since 2006; Vice President, Fund Administration, Gemini Fund Services, LLC from 2004 to 2006; Vice-President, GemCom, LLC since 2004; Senior Fund Administrator, Gemini Fund Services, LLC from 2001to 2004.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Treasurer Since May 2011

Director of Fund Administration, Gemini Fund Services, LLC since 2006; Vice President, Fund Administration, Gemini Fund Services, LLC from 2004 to 2006; Vice-President, GemCom, LLC since 2004; Senior Fund Administrator, Gemini Fund Services, LLC from 2001to2004.

			N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Assistant Treasurer Since May 2011	Vice President, since 2004; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since May 2011	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, from 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 33	Assistant Treasurer Since May 2011	Manager of Fund Administration, Gemini Fund Services, LLC since 2008; Senior Fund Administrator, Gemini Fund Services, LLC from 2005 to 2008.	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since May 2011

Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (financial service company) from 2003 to 2010.

			N/A	N/A
Emile Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 48	Chief Compliance Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC since 2003; In-house Counsel, The Dreyfus Funds from 1999 to 2003.

			N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

**** Brian Nielsen is an “interested person” of Northern Lights Fund Trust II as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (Northern Lights Fund Trust II’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Acquiring Fund’s Distributor).

Board Leadership Structure.

NLFT II is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with Gemini Fund Services, LLC, (Northern Lights Fund Trust II’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Acquiring Fund’s Distributor).  The NLFT II Board is comprised of Mr. Nielsen and four (4) Independent Trustees.  Under certain 1940 Act governance guidelines that apply to NLFT II, the Independent Trustees will meet in executive session, at least quarterly.  Under NLFT II's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of NLFT II policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, NLFT II believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  NLFT II believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full NLFT II Board, provide effective leadership that is in the best interests of NLFT II, its funds and each shareholder.

Board Risk Oversight.

The NLFT II Board is comprised of Mr. Nielsen and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The NLFT II Board is responsible for overseeing risk management, and the full NLFT II Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the NLFT II Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, NFLT II believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Nielsen has over 10 years of business experience in the investment management and brokerage business and possesses a strong understanding of the regulatory framework under which investment companies must operate.  Charles Hobson Dry, a business consultant with over thirty years experience specializing in Native American Tribal business/economic and casino development and over fifty years engineering experience with NASA, received a Bachelor of Science degree from Murray State College and advanced degrees from UCLA, Los Angeles, and the University of Houston.   Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades served as the Director then Senior Director of General Ledger/Financial Research for Union Pacific Railroad, and Randy Skalla has served as the President of LF Enterprises, Inc. since 2001 and is a member of the Orizon Investment Counsel Board. Northern Lights II does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The NLFT II Board has established four standing committees – the Audit Committee, the Compensation Committee, the Nominating Committee and the Valuation Committee.  All Independent Trustees are members of the Audit Committee and the Nominating Committee.  Inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the NLFT II Board’s oversight duties, including oversight of risk management processes.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the NLFT II Board because of his experience, qualifications, attributes and/or skills as set forth above.  The NLFT II Board reviews its leadership structure regularly.  The NLFT II Board believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of NLFT II, the advisers of the funds that comprise NLFT II and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact NLFT II as a whole as well as the funds individually.  The NLFT II Board believes that the orderly and efficient flow of information and the ability of the NLFT II Board to bring each Trustee’s experience and skills to bear in overseeing NLFT II’s operations is important given the characteristics and circumstances of NLFT II, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise NLFT II; the variety of asset classes that those funds reflect; the net assets of NLFT II; the committee structure of NLFT II; and the independent distribution arrangements of each of NLFT II’s underlying funds.  For these reasons, the NLFT II Board believes that its leadership structure is appropriate.

The NLFT II Board’s role is one of oversight rather than day-to-day management of any of NLFT II’s underlying funds. NLFT II’s Audit Committee assists with this oversight function.  The NLFT II Board’s oversight extends to NLFT II’s risk management processes.  Those processes are overseen by NLFT II officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the NLFT II Board on a variety of matters at board meetings.

Investment advisers managing NLFT II’s underlying funds report to the NLFT II Board, on a regular and as-needed basis, on actual and possible risks affecting NLFT II’s underlying funds.  These investment advisers report to the NLFT II Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact NLFT II’s underlying funds.

The NLFT II Board has appointed the CCO, who reports directly to the NLFT II Board and who participates in its regular meetings.  In addition, the CCO presents an annual report to the NLFT II Board in accordance with NLFT II’s compliance policies and procedures.  The CCO, together with NLFT II’s Treasurer and Secretary, regularly discusses risk issues affecting NLFT II and its underlying funds during NLFT II Board meetings.  The CCO also provides updates to the NLFT II Board on the operation of NLFT II’s compliance policies and procedures and on how these procedures are designed to mitigate risk.  Finally, the CCO and/or other officers of NLFT II report to the NLFT II Board in the event that any material risk issues arise in between board meetings.

Trustee Ownership of Fund Shares

As of December 31, 2010, no Trustee or officer of NLFT II beneficially owned shares of the Acquired Fund or any series of NLFT II.

Furthermore, neither the Trustees who are not “interested” persons of NLFT II, nor members of their immediate family, own securities beneficially, or of record, in Two Oaks Management, the Acquiring Funds’ distributor or any of its affiliates.  Accordingly, neither the Trustees who are not “interested” persons of NLFT II nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in Two Oaks Management, the Acquiring Funds’ distributor or any of its affiliates.

Board Committees.

Audit Committee.  NLFT II has an Audit Committee, which is comprised of the independent members of the NLFT II Board. The Audit Committee reviews financial statements and other audit-related matters for the Acquiring Funds.  The Audit Committee also holds discussions with management and with the Acquiring Funds’ independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually.

Nominating Committee.  NLFT II has a Nominating Committee, which is comprised of the independent members of the NLFT II Board. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary

Valuation Committee.  NLFT II has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Acquiring Fund securities and other investments; and (2) as required, when the NLFT II Board is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the NLFT II Board.  The Valuation Committee is currently comprised of Kevin Wolf, Emile Molineaux and Andrew Rogers.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation.

Because NLFT II only recently commenced operations, none of the Trustees received a fee for the Acquired Fund’s fiscal year ended February 28, 2011.  However, for their service as Trustees, each Trustee who is not affiliated with NLFT II or Two Oaks Management will received a quarterly fee of $2,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. Interested Trustees do not receive any compensation for their service as Trustees. NLFT II does not have a bonus, profit sharing, pension or retirement plan.

PRINCIPAL SHAREHOLDERS

Persons controlling a fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a fund's fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of a fund (or a class of shares of a fund) may be deemed to control the fund (or class of the fund). Because the Acquiring Fund is not yet effective, there are no shareholders of record.

INVESTMENT ADVISER

Two Oaks Investment Management, LLC (“Two Oaks Management”) is organized under the laws of the State of California as a corporation, and is registered as an investment adviser with the U. S. Securities and Exchange Commission.  Two Oaks Management manages the general business affairs and the investment operations of the Acquiring Fund pursuant to an investment advisory agreement with NLFT II dated May 17, 2011 (the “Advisor Agreement”).

The Advisor Agreement

Two Oaks Management has only recently been engaged to manage the Acquiring Fund and has not been paid any advisory fees as of the date of this Prospectus. However, under the Advisor Agreement, Two Oaks Management is paid a monthly fee at an annual rate of 0.60% of the Acquiring Fund’s average daily net assets.

Under the terms of the Advisor Agreement, Two Oaks Management will provide or arrange to be provided to the Acquiring Fund such investment advice as Two Oaks Management deems advisable and will furnish or arrange to be furnished a continuous investment program for the Acquiring Fund consistent with the Acquiring Fund’s investment objective and policies.  The responsibility for making decisions to buy, sell or hold a particular security for the Acquiring Fund rests with Two Oaks Management, subject to review by the NLFT II Board. Blake T. Todd and Jarrett Perez are co-portfolio managers responsible for the day-to-day management of the Acquiring Fund.

The Advisor Agreement provides that Two Oaks Management will not be liable for any damages, expenses or losses incurred by the Acquiring Fund in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the Advisor Agreement or any other matter to which the Advisor Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of Two Oaks Management’s duties under the Advisor Agreement, or by reason of reckless disregard by any of such persons of Two Oaks Management’s obligations and duties under the Advisor Agreement.

The Advisor Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the NLFT II Board or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Acquiring Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisor Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty by, (i) the NLFT II Board, (ii) a vote of the majority of the outstanding voting securities of the Acquiring Fund, or (iii) Two Oaks Management.

The Advisor Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisor Agreement provides that Two Oaks Management may delegate responsibility for the management of the Acquiring Fund to a sub-advisor.

PORTFOLIO MANAGERS

Blake T. Todd shares responsibility for the day-to-day management of the Acquired Fund and the Acquiring Fund as Co-Portfolio Manager and has been responsible for the day-to-day management of the Acquired Fund since November 1, 2005. Jarrett Perez shares responsibility for the day-to-day management of the Acquired Fund and the Acquiring Fund as Co-Portfolio Manager and has been Co-Portfolio Manager of the Acquired Fund since 2006.

As of March 31, 2011, Mr. Todd and Mr. Perez were responsible for the management of the following types of accounts in addition to the Acquired Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Blake T. Todd
Registered Investment Companies	None	N/A	N/A	N/A
Other Pooled Investment Vehicles	None	N/A	N/A	N/A
Other Accounts	45	$24,500,000	N/A	N/A
Jarrett Perez
Registered Investment Companies	None	N/A	N/A	N/A
Other Pooled Investment Vehicles	None	N/A	N/A	N/A
Other Accounts	45	$24,500,000	N/A	N/A

Conflicts of Interest

As indicated in the tables above, a portfolio manager employed by Two Oaks Management may manage numerous accounts for multiple clients for which Two Oaks Management also serves as the investment manager. These accounts consist of separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio Managers employed by Two Oaks Management make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that specific account.

In the event that a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. The only material conflict of interest identified by Two Oaks Management involves the execution of portfolio trades for clients.  Two Oaks Management uses systems for executing trades that are reasonably designed to provide fair treatment for each of its accounts.

In addition, the portfolio manager is also a registered representative of the brokerage firm Crowell Weedon & Co. and makes investment recommendations to his brokerage clients, including recommendations for the purchase and sale of mutual funds.  This may create potential conflicts of interests that may cause the portfolio manager to recommend to his brokerage clients purchases of shares of his managed fund since each portfolio manager is compensated by Two Oaks Management based on a percentage of his managed fund's assets.  This may also create potential conflict of interests if the portfolio manager selects a security for purchase by his managed fund and simultaneously recommends that the same security be sold by his brokerage client, due to different investment goals between the managed fund and the brokerage client.   If any potential conflicts of interest arise between the managed fund and the managed brokerage accounts, the portfolio managers will proceed in a manner that ensures that their managed Fund will not be materially treated less favorably.

Compensation

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers of the Acquired Fund as of March 31, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Blake T. Todd	Over $100,000
Jarrett Perez	None

OTHER SERVICE PROVIDERS

Fund Administration

Gemini Fund Services, LLC (“GFS”) acts as administrator to the Acquiring Fund pursuant to a written agreement with Two Oaks Management, on behalf of the Acquiring Fund.  GFS supervises all administrative aspects of the operations of the Acquiring Fund except those performed by Two Oaks Management.  As administrator, GFS is responsible for facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Acquiring Fund; (ii) facilitating the performance of administrative and professional services to the Acquiring Fund by others, including the Acquiring Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Acquiring Fund's Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Acquiring Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Acquiring Fund's shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Acquiring Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the NLFT II Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the NLFT II Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For services rendered as administrator, GFS receives a fund administration fee equal to the greater of $40,000 minimum or 0.08% on net assets of $100 million to $250 million, 0.06% on net assets greater than $250 million, 0.04% on net assets of $500 million to $1 billion, 0.03% on net assets of $1 billion to $3 billion and 0.02% on net assets over $3 billion.   The Acquiring Fund also pays the administrator for any out-of-pocket expenses.

GFS also acts as administrator to the Acquired Fund. For such services, GFS receives an annual fee, paid monthly, based on 0.15% of the average net assets of the Acquired Fund up to $75 million (subject to various monthly minimums), as determined by valuations made as of the close of each business day of the month pursuant to a fund services agreement with the Santa Barbara Funds, on behalf of the Acquired Fund (the “Acquired Fund Services Agreement”).

Fund Accounting

GFS, pursuant to the Fund Accounting Service Agreement, provides the Acquiring Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Acquiring Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Acquiring Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Acquiring Fund 's custodian or Two Oaks Management; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Acquiring Fund.

For services rendered to the Acquiring Fund pursuant to the Fund Accounting Services Agreement, the Acquiring Fund will pay GFS a fund accounting fee equal to the greater of $24,000 per fund portfolio, plus; $6,000 for each additional share class above one, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million.  The Acquiring Fund also pays GFS for any out-of-pocket expenses.

Custodian

The Bank of New York Mellon, (“BNYM ”), One Wall Street, New York, NY 10286, acts as custodian for the Acquiring Fund.  As such, BNYM holds all securities and cash of the Acquiring Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of NLFT II.  BNYM does not exercise any supervisory function over management of the Acquiring Fund, the purchase and sale of securities or the payment of distributions to shareholders.

Custody Administrator

Under the Custody Agreement with BNYM, GFS serves as custody administrator on behalf of the Acquiring Fund, and performs certain tasks on behalf of BNYM, for which it receives a share of the custody fees paid to the custodian, including a share of the asset-based fee and certain transaction fees.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE  68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Acquiring Fund pursuant to a written agreement with NLFT II. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  The Acquiring Fund will pay the transfer agent for any out-of-pocket expenses.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4020 South 147th Street, Omaha, NE 68137, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to NLFT II as well as related compliance services pursuant to a consulting agreement between NLCS and NLFT II.  The Acquiring Fund pays a compliance service fee to NLCS.

Legal Counsel

Alston & Bird LLP, 950 F Street NW, Washington, D.C. 20004 serves as NLFT II’s legal counsel.

Distributor

Northern Lights Distributors, LLC (the “Distributor”), 4020 South 147th Street, Omaha, NE 68137 will serve as the principal underwriter and national distributor for the shares of the Acquiring Fund pursuant to an Underwriting Agreement with NLFT II (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the FINRA. The offering of the Acquiring Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Acquiring Fund shares, will use its best efforts to distribute the Acquiring Fund's shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the NLFT II Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of NLFT II or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Acquiring Fund at any time, without the payment of any penalty, by vote of a majority of the entire NLFT II Board or by vote of a majority of the outstanding shares of the Acquiring Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Acquiring Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Acquiring Fund and may allow concessions to dealers that sell shares of the Acquiring Fund.  The Distributor receives the portion of the Class A sales charge on all direct initial investments in the Acquiring Fund and on all investments in accounts with no designed dealer of record.

DISTRIBUTION PLANS

The Acquiring Fund has adopted Distribution Plans and Agreements pursuant to Rule 12b-1 under the 1940 Act for its Class A Shares (the "Class A Plan") pursuant to which Class A shares of the Acquiring Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Acquiring Fund.  Under the Class A Plan, Class A shares of the Acquiring Fund may pay an account maintenance fee at an annual rate of 0.25% of the average net assets of Class A Shares as compensation for the Distributor providing account maintenance services to shareholders.   Such fees are to be paid by the Acquiring Fund monthly, or at such other intervals, as the NLFT II Board shall determine. Such fees shall be based upon the Acquiring Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Acquiring Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the NLFT II Board and the Distributor. The Class A Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Acquiring Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Class A Plan.

Pursuant to the Class A Plan, Two Oaks Management or the Distributor is entitled to a fee each month for expenses incurred in the distribution and promotion of the Acquiring Fund’s shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter.  Any expense of distribution in excess of authorized Plan fees will be borne by Two Oaks Management or the Distributor without any additional payments by the Acquiring Fund.  You should be aware that it is possible that Plan accruals will exceed the actual expenditures by Two Oaks Management or the Distributor for eligible services.  Accordingly, such fees are not strictly tied to the provision of such services.

To the extent that the Acquiring Fund, Two Oaks Management, other parties on behalf of the Acquiring Fund, or the Distributor make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Acquiring Fund within the context of Rule 12b-1, such payments will be deemed to be made pursuant to the Plan.  In no event shall the payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Plan has been approved by the NLFT II Board, including all of the Trustees who are non-interested persons as defined in the 1940 Act.  The Plan must be renewed annually by the NLFT II Board, including a majority of the Trustees who are non-interested persons of the Acquired Fund and who have no direct or indirect financial interest in the operation of the Plan.  The votes must be cast in person at a meeting called for that purpose.  It is also required that the selection and nomination of such Trustees be done by the non-interested Trustees.  The Plan may be terminated at any time, without any penalty: (i) by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the operation of the Plan; or (ii) by vote of a majority of the outstanding shares of the Acquired Fund.  The Distributor or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plan and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Acquiring Fund’s outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Two Oaks Management and the Distributor are required to report in writing to the NLFT II Board, at least quarterly, on the amounts and purpose of any payment made under the Plan, as well as to furnish the NLFT II Board with such other information as may reasonably be requested in order to enable the NLFT II Board to make an informed determination of whether the Plan should be continued.

CODE OF ETHICS

Two Oaks Management, Northern Lights Distributors, LLC, and NLFT II have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Acquiring Fund. Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by Acquiring Fund, subject to the restrictions of the code. The codes are filed as exhibits to NLFT II’s registration statement.

PROXY VOTING POLICY

The NLFT II Board  has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of NLFT II, which delegate the responsibility for voting proxies of securities held by the Acquiring Fund to Two Oaks Management and responsibility for voting proxies of securities held by the Acquiring Fund to Two Oaks Management, subject to the NLFT II Board’s continuing oversight. The Policies require that Two Oaks Management vote proxies received in a manner consistent with the best interests of the Acquiring Fund and its shareholders.  The Policies also require Two Oaks Management to present to the NLFT II Board, at least annually, Two Oaks Management’s Proxy Policies and a record of each proxy voted by Two Oaks Management on behalf of the Acquiring Fund, including a report on the resolution of all proxies identified by Two Oaks Management as involving a conflict of interest.  A copy of Two Oaks Management's Proxy Voting Policies is attached hereto as an Appendix.

Two Oaks Management's proxy voting policies and procedures are attached as Appendix A to this SAI.

More information. The actual voting records of the Acquired Fund relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-800-723-8637 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Acquired Fund’ proxy voting policies and procedures are also available by calling 1-800-723-8637 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

The Acquiring Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Acquiring Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Acquiring Fund’s performance.  During the most recent fiscal year, the Acquired Fund Fund’s portfolio turnover rate was 84% of the average value of the portfolio.

BROKERAGE ALLOCATION AND PORTFOLIO TRANSACTIONS

Subject to policies established by the NLFT II Board, Two Oaks Management is responsible for investment decisions and for the execution of the Acquiring Fund’s portfolio transactions.  The Acquiring Fund has no obligation to deal with any particular broker or dealer in the execution of transactions in portfolio securities.  In executing such transactions, Two Oaks Management seeks to obtain the best price and execution for its transactions.  While Two Oaks Management generally seeks reasonably competitive commission rates, the Acquiring Fund does not necessarily pay the lowest commission.

Where best price and execution may be obtained from more than one broker or dealer, Two Oaks Management may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to Two Oaks Management.  Information so received will be in addition to and not in lieu of the services required to be performed by Two Oaks Management under its Advisor Agreement and the expenses of Two Oaks Management will not necessarily be reduced as a result of the receipt of such supplemental information.  Although certain research, market and statistical information from brokers and dealers can be useful to the Acquiring Fund and Two Oaks Management, Two Oaks Management has advised that such information is, in its opinion, only supplementary to Two Oaks Management’s own research activities and the information must still be analyzed, weighed and reviewed by Two Oaks Management.

The Acquiring Fund will not purchase securities from, or sell securities to, Two Oaks Management or its affiliates.  Two Oaks Management may not take into account the sale of Acquiring Fund shares by a broker in allocating brokerage transactions. However, Two Oaks Management may place portfolio transactions with brokers or dealers that promote or sell the Acquiring Fund's shares so long as such placements are made pursuant to policies approved by the NLFT II Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Acquiring Fund’s annual portfolio turnover rate may exceed 100%.  The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Acquiring Fund’s portfolio securities.  For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less.  The turnover rate has a direct effect on the transaction costs (including brokerage costs) to be borne by the Acquiring Fund.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Orders for shares received by the Acquiring Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Acquiring Fund will redeem all or any portion of a shareholder's shares in the Acquiring Fund when requested in accordance with the procedures set forth in the section entitled “How to Redeem Shares” in Appendix B. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Acquiring Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Acquiring Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Additional supporting documents will be required from executors, administrators, or trustees, if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX INFORMATION

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Acquiring Fund or its investments. This general summary is based on the Code, the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are generally exempt from income taxation under the Code. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Acquired Fund has qualified and the Acquiring Fund, as the successor to the Acquired Fund if the Proposed Reorganization is approved, intends to continue to qualify and each has elected or will elect to be treated as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Acquiring Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Acquiring Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Acquiring Fund. Under the recently enacted Regulated Investment Company Act of 2010, the Acquiring Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years.  Thus, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Acquiring Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Acquiring Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Acquiring Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Acquiring Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Acquiring Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Acquiring Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Acquiring Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Acquiring Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Acquiring Fund generally would not be liable for income tax on the Acquiring Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Acquiring Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Acquiring Fund.

The Acquiring Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Acquiring Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Acquiring Fund during the preceding calendar year. Under ordinary circumstances, the Acquiring Fund expects to time its distributions so as to avoid liability for this excise tax.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases the Acquiring Fund will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Acquiring Fund in taxable accounts.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Acquiring Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Acquiring Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Acquiring Fund, the Acquiring Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the  Fund, cause adjustments in the holding periods of the Acquiring Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Acquiring Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Acquiring Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Acquiring Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Acquiring Fund's book income is less than taxable income, the Acquiring Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Acquiring Fund in certain "passive foreign investment companies" ("PFICs") could subject the Acquiring Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Acquiring Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF”), in which case the Acquiring Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Acquiring Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Acquiring Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Acquiring Fund to avoid taxation. Making either of these elections therefore may require the Acquiring Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Acquiring Fund's total return.

Foreign Currency Transactions

The Acquiring Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Acquiring Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Acquiring Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Acquiring Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Acquiring Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Acquiring Fund's taxable year whether the foreign taxes paid by the Acquiring Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Acquiring Fund's income will flow through to shareholders of the Acquiring Fund. With respect to the Acquiring Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Acquiring Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Acquiring Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Acquiring Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Acquiring Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Acquiring Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Acquiring Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Acquiring Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Acquiring Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Acquiring Fund actually received. Such distributions may be made from the cash assets of the Acquiring Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  The Acquiring Fund may realize gains or losses from such liquidations. In the event the Acquiring Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Acquiring Fund may be subject to state and local taxes on distributions received from the Acquiring Fund and on redemptions of the Acquiring Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Acquiring Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

FINANCIAL STATEMENTS

Pro forma financial information has not been prepared for the reorganization of the Acquired Fund into the Acquiring Fund because the Acquired Fund is being reorganized into a newly organized series with no assets and liabilities that will commence investment operations upon completion of the reorganization and continue the operations of the Acquired Fund.  The Acquiring Fund will adopt the financial statements and financial history of the Acquired Fund upon the consummation of the reorganization.  The audited financial statements, financial highlights, and report of independent registered public accounting firm relating to the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2011 are hereby incorporated by reference into this SAI.

APPENDIX A

Two Oaks Investment Management, LLC

Proxy Voting Policy

Two Oaks Investment Management, LLC, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Jarrett Perez has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Two Oaks Investment Management, LLC has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•

 All employees will forward any proxy materials received on behalf of clients to Jarrett Perez;

•

Jarrett Perez will determine which client accounts hold the security to which the proxy relates;

•

Absent material conflicts, Jarrett Perez will determine how Two Oaks Investment management, LLC should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•

 Two Oaks Investment Management, LLC will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Two Oaks Investment management, LLC voted a client’s proxies, and that clients may request a copy of these policies and procedures.

•

Jarrett Perez will also send a copy of this summary to all existing clients who have previously received Two Oaks Investment Management, LLC's Disclosure Document; or Jarrett Perez may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Jarrett Perez.

•

In response to any request, Jarrett Perez will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Two Oaks Investment Management, LLC voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•

In the absence of specific voting guidelines from the client, Two Oaks Investment Management, LLC will vote proxies in the best interests of each particular client. Two Oaks Investment Management, LLC policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Two Oaks investment Management, LLC voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•

Two Oaks Investment Management, LLC will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

•

Two Oaks Investment Management, LLC will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

•

In reviewing proposals, Two Oaks investment Management, LLC will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

•

Two Oaks Investment Management, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Two Oaks Investment Management, LLC with the issuer of each security to determine if Two Oaks Investment Management, LLC or any of its employees has any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, Jarrett Perez will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•

Two Oaks Investment Management, LLC will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Jarrett Perez shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

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These policies and procedures and any amendments;

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Each proxy statement that Two Oaks Investment Management, LLC receives;

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A record of each vote that Two Oaks Investment Management, LLC  casts;

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Any document Two Oaks Investment Management, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Jarrett Perez or proxy committee, if applicable.

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A copy of each written request from a client for information on how Two Oaks Investment Management, LLC voted such client’s proxies, and a copy of any written response.

PROXY TABULATOR
PO BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M37749-Z56099 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SANTA BARBARA GROUP OF MUTUAL FUNDS
The Montecito Fund

The Board of Directors of the Santa Barbara Funds recommends voting **FOR** the proposal.

Please sign this proxy card and return it promptly in the enclosed envelope.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

M37760-Z56099

SANTA BARBARA GROUP OF MUTUAL FUNDS
The Montecito Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Andrew Rogers and Kevin Wolf, or either of them, with power of substitution, are hereby authorized as proxies to represent, and to vote the shares of beneficial interest (the "Shares") of The Montecito Fund (the "Acquired Fund"), a series of the Santa Barbara Group of Mutual Funds, Inc. (the "Santa Barbara Funds"), owned by the undersigned shareholder(s) at the Special Meeting of Shareholders of the Acquired Fund to be held at the offices of the transfer agent of the Acquired Fund, Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788 on Friday, July 29, 2011 at 10 a.m. Eastern Time, and at any adjournment thereof. The proxies are to vote the Shares of the undersigned as instructed below and in accordance with their judgment on all other matters which may properly come before the meeting. If no specification is made below, this proxy will be voted in favor of the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.